Listing Report:Supplement No. 30 dated Aug 13, 2009 to Prospectus dated Jul 13, 2009
File pursuant to Rule 424(b)(3)
Registration Statement No. 333-147019
Prosper Marketplace, Inc.
Borrower Payment Dependent Notes
This Listing Report supplements the prospectus dated Jul 13, 2009 and provides information about each loan request (referred to as a "listing") and series of Borrower Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Listing Report supplement together with the prospectus dated Jul 13, 2009 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.
The following series of Notes are currently being offered:
Borrower Payment Dependent Notes Series 263494
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 26.91%	Starting monthly payment:	$159.04

Auction yield range:	17.23% - 24.00%	Estimated loss impact:	19.38%
Lender servicing fee:	1.00%	Estimated return:	4.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Oct-1994	Debt/Income ratio:	Not calculated
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	10 / 6	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	34	Length of status:	0y 1m
Amount delinquent:	$0	Revolving credit balance:	$2,653	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$1-$24,999
Delinquencies in last 7y:	1	Homeownership:	No
Inquiries last 6m:	0
Screen name:	kikicade	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	26 ( 100% )	640-660 (Latest)
Principal borrowed:	$2,500.00	< mo. late:	0 ( 0% )	600-620 (May-2007) 620-640 (Mar-2007)
Principal balance:	$836.47	1+ mo. late:	0 ( 0% )
Total payments billed:	26
Description
HELP ME EXPAND MY EBAY BUSINESS!
My financial situation: Hi All!?? Thanks for looking at my listing!? I already have a Prosper loan that I have paid faithfully since June 2007.? Things are a bit different since I received that last loan.? I was able to restart my ebay business & now stay home with my children.? My husband?makes a salary of $35,000 + $370/mo car allowance+mileage+cell phone pd for+meals & other expenses (ie tolls, parking etc).? He brings home a minimum of $3050 a month and averages about $3500 each month after taxes.??? Since both my children are going to be in school, I just signed on to be a substitute teacher for the school district.? I am contracted to work 120 days and will be paid $80 per day.? My paperwork was completed and my contract signed in July.? It works out perfectly because our children don't have to be in daycare and I can still do my ebay business!

Things have really turned around for us in the last year.? We were with a debt management company and paid off all of our credit cards!??As I said before, thanks in?part to the previous loan we received from Prosper, I am able to contribute to the family finances by selling on ebay and have been making approx $400+ a month after fees for the last?12 months.? That will fluctuate depending on what I sell, how much I sell, fees etc.? I am currently a Power Seller and have been with ebay for 9 years.

My HR rating comes from all of my student loans & a bankruptcy from 2003.

I am requesting this loan because we need to make some small general repairs to our home,? I want to expand my ebay items?and I want to pay off the other prosper loan in full.? I am an absolute safe person to lend to as I already have 1 prosper loan that I have never been late on!

We currently have only 1 credit card, it is a small line of credit through Paypal.? It is like a regular line of credit but is backed up by my paypal account.? Believe me, we are much more responsible with our money!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 373082
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.11%	Starting borrower rate/APR:	21.11% / 24.92%	Starting monthly payment:	$37.73

Auction yield range:	8.23% - 20.11%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.14%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	May-1997	Debt/Income ratio:	1%
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	7 / 1	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	42	Length of status:	0y 1m
Amount delinquent:	$0	Revolving credit balance:	$273	Occupation:	Accountant/CPA
Public records last 12m / 10y:	1/ 1	Bankcard utilization:	7%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	5	Homeownership:	No
Inquiries last 6m:	2
Screen name:	jokerj006	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
rebuild credit after BK
Purpose of loan:

I had to file bankruptcy because of some bad business debts that I personally guaranteed. I have a long history of excellent credit and still have a credit card through my bank. My credit score is back to the mid 600?s three months after bankruptcy. I want to obtain this loan to establish credit for an installment loan and raise my credit score. Thank you
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420108
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.2%

Starting lender yield:	16.00%	Starting borrower rate/APR:	17.00% / 19.20%	Starting monthly payment:	$713.05

Auction yield range:	8.23% - 16.00%	Estimated loss impact:	6.56%
Lender servicing fee:	1.00%	Estimated return:	9.44%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	May-1986	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	800-820 (Aug-2009)	Current / open credit lines:	9 / 8	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	16	Length of status:	16y 6m
Amount delinquent:	$0	Revolving credit balance:	$8,470	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	24%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	dollar-nest	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Moving Expense to New Location
Purpose of loan:
The purpose of this loan is to pay back some high interest credit cards we needed to use during the move to our new location.

We have been in business for over 16 years.? We used to do woodworking for 9 years or so and then decided we wanted to do something different.? We opened a tool store about 7 years ago?we decided to do this because during our other business years we could never find tools, equipment or supplies locally and almost always had to have things shipped or wait and travel to get things.? We started in a somewhat small location but it filled our needs.? About 2 years ago we were able to obtain the status of being a major brand name warranty service center for our area.? We service a several county area for this company.? Because of this our small location now had some problems?no room to do repairs or store parts.? We had to have a larger location?we found a nice location at a good price in a brand new warehouse development which is near a major road easily accessible for all our customers in the several county area.? Needless to say there were moving expenses and even though we did save and prepare for these, there are always things that happen.? Expenses occurred we did not anticipate and we had to use credit cards to cover them and the interest is killing us!? We need to get these cards paid off and consolidate to one lower interest rate payment to keep moving forward with the business.??

We ask that you consider us for this loan because we have years of personal business experience and before we started our business we had management positions at our past jobs.? We started our business with no help from anyone?all resources came from us, we refinanced our house for our start up money and used credit cards when we had to.? We have been able to survive and grow for over 16yrs.? We have struggled and sacrificed to make sure the business kept growing.? We have always paid what we owed and on time, never missed a payment.? We are honest and hard working and that reflects on our business.? Not only do we have the store sales but internet as well.? We are also looking to add an outside sales person to increase the service center part of the business as well as supplies.? We are working on these areas for more growth in sales.??

We appreciate your consideration to our request and want to thank you in advance.? Please take a chance on us?you won?t be sorry!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420192
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	31.91%	Starting borrower rate/APR:	32.91% / 35.33%	Starting monthly payment:	$154.21

Auction yield range:	14.23% - 31.91%	Estimated loss impact:	16.17%
Lender servicing fee:	1.00%	Estimated return:	15.74%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Aug-2001	Debt/Income ratio:	Not calculated
Credit score:	620-640 (Aug-2009)	Current / open credit lines:	14 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	42	Length of status:	3y 2m
Amount delinquent:	$0	Revolving credit balance:	$27,106	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	71%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	cd7	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	18 ( 100% )	620-640 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	620-640 (Jan-2008)
Principal balance:	$2,892.84	1+ mo. late:	0 ( 0% )
Total payments billed:	18
Description
Medical Bills
Purpose of loan:
This loan will be used to pay off medical bills.

My financial situation:
I am a good candidate for this loan because I have never been late on any credit card payments or any other loans that I have had.? I am currently a homeowner with outstanding repayment history.? I am looking for some help to get rid of these medical bills. I currently have a prosper loan in good repayment status.

Monthly net income: $ 4470 (includes spouse income)

Monthly expenses: $ 3725
??Housing: $ 1680
??Insurance:?$0
??Car expenses: $600
??Utilities: $ 250
??Phone, cable, internet: $ 80
??Food, entertainment: $ 400
??Clothing, household expenses $ 150
??Credit cards and other loans: $?700 (includes 4 student loans)
??Other expenses: $180 (Current Prosper Loan)

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420244
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	14.23% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jan-1997	Debt/Income ratio:	40%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	18 / 15	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	31	Length of status:	3y 10m
Amount delinquent:	$48	Revolving credit balance:	$20,491	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	85%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	4	Homeownership:	No
Inquiries last 6m:	0
Screen name:	respectful-reward8	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
PAYING FOR MY WEDDING
Purpose of loan:
This loan will be used to? help pay for the rest of my wedding. I am getting married on November 7th of this year. I still have a lot to pay for in the next 3 months: the photographer, dj, and florist just to name a few.

My financial situation:
I am a good candidate for this loan because? I am a reliable person that pays my bills on time.?This is the first time in my life that?I have?felt the need for a personal loan due to the large expense of?my ?wedding. ?I work full time as a Store Manager and District Trainer for Chicos FAS, a women's clothing and accessory retailer. I have been with them for?3 years and 10 months.?
Monthly net income: $ 3400.00

Monthly expenses: $
??Housing: $?345.00
??Insurance: $ 71.00
??Car expenses: $ 446.00
??Utilities: $ 175.00
??Phone, cable, internet: $ 200.00
??Food, entertainment: $ 250.00
??Clothing, household expenses $ 150.00
??Credit cards and other loans: $?450.00
??Other expenses: $ 200.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420306
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$1,130.90

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jan-1987	Debt/Income ratio:	72%
Credit score:	680-700 (Aug-2009)	Current / open credit lines:	11 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	30	Length of status:	2y 7m
Amount delinquent:	$0	Revolving credit balance:	$42,782	Occupation:	Civil Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	90%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	3	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	payment-equilibrium	Borrower's state:	Arkansas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to? debt consolidation

My financial situation:
I am a good candidate for this loan because I?pay my bills every month. I am a very responsible person.?One credit card payment?was one day late from my?bank autodraft and now the interest rate is very high.?I would love to be able to pay off a large credit card bill. I have worked very hard all my life. I have a normal lifestyle. I work as a civil servant because I feel that I am helping others. Thank you for your time and help in this matter.

Monthly expenses: $?5572
??Housing: $ 1500
??Insurance: $ 50
??Car expenses: $ 300
??Utilities: $ 150
??Phone, cable, internet: $ 70
??Food, entertainment: $ 400
??Clothing, household expenses $
??Credit cards and other loans: $ 1000
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420318
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.11%	Starting borrower rate/APR:	21.11% / 24.92%	Starting monthly payment:	$37.73

Auction yield range:	8.23% - 20.11%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.14%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Apr-1998	Debt/Income ratio:	15%
Credit score:	680-700 (Aug-2009)	Current / open credit lines:	9 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	34	Length of status:	5y 11m
Amount delinquent:	$0	Revolving credit balance:	$2,912	Occupation:	Professor
Public records last 12m / 10y:	0/ 2	Bankcard utilization:	84%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	first-refined-income	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying for emergency auto repairs
Purpose of loan:
This loan will be used to? Pay for emergency auto repairs. The vehicle died on me in a parking lot.? It was towed to Pep Boys Auto Repair.? I was told by their mechanic that I need a new fuel pump and filter. I normally have cash on stand? by, but I have been helping family members and came up short. I won't be able to start replenishing my accounts until September 2009. School starts in three weeks and I need my car to get to work.

My financial situation:
I am a good candidate for this loan because? I always pay my bills early and usually pay more than the required amount.?My credit is probably fair but that in no way reflects my ability to quickly repay this loan.

Monthly net income: $ 3844.00

Monthly expenses: $ 1700.00
??Housing: $ 200.00
??Insurance: $650.00 (six months)
??Car expenses: $ 100.00
??Utilities: $75.00
??Phone, cable, internet: $ 275.00
??Food, entertainment: $ 125.00
??Clothing, household expenses $ 150.00
??Credit cards and other loans: $ 125.00
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420324
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	16.38%	Starting borrower rate/APR:	17.38% / 19.58%	Starting monthly payment:	$179.21

Auction yield range:	4.23% - 16.38%	Estimated loss impact:	2.17%
Lender servicing fee:	1.00%	Estimated return:	14.21%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Apr-1971	Debt/Income ratio:	Not calculated
Credit score:	740-760 (Jul-2009)	Current / open credit lines:	15 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	32	Length of status:	1y 5m
Amount delinquent:	$0	Revolving credit balance:	$58,528	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	48%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	10	Homeownership:	No
Inquiries last 6m:	0
Screen name:	goodhearted-order	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Start up capital for business
Purpose of loan:
This loan will be used to? Start up capital for an on-line vitamins and nutritional supplement business. I will be managing this business with my son who has over 5years of experience in nutrition and on-line selling.

My financial situation:
I am a good candidate for this loan because?I have owned and managed several successful businesses and currently own investment property.
I have good credit and have income from my full time position, I plan to use the earnings to build the business and repay the loan.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420348
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.23%	Starting borrower rate/APR:	18.23% / 20.44%	Starting monthly payment:	$272.01

Auction yield range:	17.23% - 17.23%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Apr-2006	Debt/Income ratio:	19%
Credit score:	720-740 (Aug-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	5	Length of status:	2y 8m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	bold-enriched-currency	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidate Debt
Purpose of loan:
This loan will be used to consolidate my debts and pay off a high interest vehicle loan I have.

My financial situation:
I am a good candidate for this loan because I have always paid my payments on-time and have good credit.? I also have a steady job (which in this market is hard to say) to keep in good standing.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420366
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$13,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	14.50%	Starting borrower rate/APR:	15.50% / 17.68%	Starting monthly payment:	$453.84

Auction yield range:	11.23% - 14.50%	Estimated loss impact:	10.33%
Lender servicing fee:	1.00%	Estimated return:	4.17%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jun-1994	Debt/Income ratio:	21%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	20	Length of status:	10y 3m
Amount delinquent:	$0	Revolving credit balance:	$6,492	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	43%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	3	Homeownership:	No
Inquiries last 6m:	0
Screen name:	bowser1	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	2 ( 100% )	640-660 (Latest)
Principal borrowed:	$10,000.00	< mo. late:	0 ( 0% )	680-700 (Oct-2008) 680-700 (Apr-2008) 640-660 (Mar-2008) 640-660 (Jan-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	2
Description
to pay off all high intrest debt
Purpose of loan:
This loan will be used to?? get out from under a bad loan and pay off all current debt

My financial situation:
I am a good candidate for this loan because? i have??good credit?and?borrowed $10,000 from prosper in the past and paid it back early.i dont pretend to know the credit rating system but i pulled my reports this morning and it is a 712 transunion, 699 equifax and 691 experian. again i dont know?how or were prosper comes up with there scores but that is what my 3 scores are as of this morning. my scores have dropped since my last loan at prosper?mainly(i believe) because of 3 new acoounts in the last 15 months were opened. ?i have a small business(stable of 2 race horses)?. i would like to expand someday but with this high interest debt hanging over me i cannot. the banks now days are raising rates even though i pay on time and always more thant the minimum. i took a personal loan out that i thought was a good rate at 9.9 percent only to find out it was an introductory offer and the current rate is 29.99% and still going up. i pay 350 a month on this one loan of which only 125 goes toward principal.
i pay my bills on time and have only been late with a payment once around christmas time 3 yrs ago. it was a hectic christmas and forgot to send it in. it was made up the following month but was still reported as delinguent. i thank you in advance for considering and or funding my loan.? thanks
Monthly net income: $ 5500( $3,500 from main employment and $2,000 from business after expenses)

Monthly expenses: $
??Housing: $ 0
??Insurance: $ 150
??Car expenses: $ 200 for gas and maintence
??Utilities: $ 55
??Phone, cable, internet: $?75
??Food, entertainment: $ 300
??Clothing, household expenses $ 100
??Credit cards and other loans:?500( would only be the amount from prosper as all other?debt would be paid of with this loan)?
??Other expenses: $ 1,200 for business stuff( as noted above business makes about 2000 a month net)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420378
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	28.50%	Starting borrower rate/APR:	29.50% / 31.87%	Starting monthly payment:	$168.71

Auction yield range:	11.23% - 28.50%	Estimated loss impact:	10.72%
Lender servicing fee:	1.00%	Estimated return:	17.78%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Nov-2003	Debt/Income ratio:	22%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	16 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	25	Length of status:	3y 5m
Amount delinquent:	$0	Revolving credit balance:	$3,715	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	43%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	2	Homeownership:	No
Inquiries last 6m:	1
Screen name:	coin-formula	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying Off Credit Cards
Purpose of loan:
This loan will be used to pay off debt, I am trying to move out of my parents house and get a place of my own with my girlfriend.

My financial situation: I have a small amount of debt, but I'm throwing all my money at the debts to pay it off so I can move out, but I have to live as well so everything that I buy seems to go on credit cards.
I am a good candidate for this loan because?I have learned my lesson with debt. I have the money to pay on a loan but I just don't have the credit because of a shady debt company that hurt my credit score.

Monthly net income: $ 1600

Monthly expenses: $ 600
??Housing: $
??Insurance: $
??Car expenses: $260
??Utilities: $
??Phone, cable, internet: $70
??Food, entertainment: $200
??Clothing, household expenses $0
??Credit cards and other loans: $Right now its 900 but with a loan from you I wouldn't be using credit cards anymore
??Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420382
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.43%	Starting borrower rate/APR:	27.43% / 30.04%	Starting monthly payment:	$61.58

Auction yield range:	11.23% - 26.43%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.77%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Sep-1994	Debt/Income ratio:	2%
Credit score:	680-700 (Jul-2009)	Current / open credit lines:	2 / 1	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	13	Length of status:	2y 7m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Other
Public records last 12m / 10y:	0/ 3	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	wacowgirl	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
pay off bills, relieve stress
Purpose of loan:? This loan would be used to pay off bills. Would like not to live pay check to pay check and?be able to support my only daughter for the?things that she may need. Times have been tought and I'm?thankful that she understands.

My financial situation: I am a good cabdidate for this loan because I hate having debt and always will to pay back those that I owe money to. I would like a second chance at life.

Monthly net income: $ 2800.

? Monthly expenses: $
??Housing: $?200.00????
??Insurance: $ 132.50
??Car expenses: $ 440.00
??Utilities: $?100.00
??Phone, cable, internet: $ 119.00
??Food, entertainment: $?200.00
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420384
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.2%

Starting lender yield:	21.58%	Starting borrower rate/APR:	22.58% / 24.85%	Starting monthly payment:	$577.37

Auction yield range:	8.23% - 21.58%	Estimated loss impact:	6.71%
Lender servicing fee:	1.00%	Estimated return:	14.87%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jun-1976	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	840-860 (Aug-2009)	Current / open credit lines:	10 / 8	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	25	Length of status:	27y 4m
Amount delinquent:	$0	Revolving credit balance:	$92	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	authentic-note	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying for license
Purpose of loan:
This loan will be used to?
To obtain a license to promote fund-raising for charities.? Charities are hurting for donations in this down economy.? This patent-pending system is geared to give charities immediate significant funds without cost to the charity or the donor.? The donor gets tax deductions and other tax benefits.? Your favorite charity (whether needy children or orphaned pets, etc.) will benefit.? I am very excited to help in this way.? Please join me by helping me raise the needed funds for charity!
My financial situation:
I am a good candidate for this loan because?
I have been a responsible person all my life and repay my debts on time without question.? I have the requisite income to pay back the loan each month in full.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420394
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,400.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	11.00%	Starting borrower rate/APR:	12.00% / 14.13%	Starting monthly payment:	$79.71

Auction yield range:	4.23% - 11.00%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	8.86%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Dec-2002	Debt/Income ratio:	33%
Credit score:	720-740 (Aug-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	6	Length of status:	4y 2m
Amount delinquent:	$0	Revolving credit balance:	$8,196	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	64%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	wondergirl	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	11 ( 100% )	720-740 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	720-740 (Oct-2008) 660-680 (Nov-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	11
Description
Getting aggressive about my debt
Purpose of loan:
I'd like to pay off my credit card debt in order to feel more comfortable going back to school (hard to want to take on debt when you've already got plenty.) I think the economy has been hard on a lot of people, so I will not even go into how tough a year it's been. But it's looking better everyday! Trying to pay for a Prius in your twenties is a silly venture, but I wouldn't have it any other way. Love my car. Couldn't settle for less on something I have to shell out my hard earned cash for every month.

My financial situation:
I'm a great candidate for a loan because I pay back loans. That's probably what everyone says, but I've had a loan here on Prosper and paid it back, so I know it's true. The last loan I put in here was fully funded at 11% when Prosper entered it's quiet period. I can't seem to get quite the same rate at all, but hopefully this will help me get started on my way to paying off all my cards. This loan is to pay off my dreaded Target Visa which has the highest interest of my cards. I even make more than I used to!

I've worked at the same place for years and know I'm secure there.

Feel free to ask me questions! And thank you for considering my loan. You will not be let down if you choose to invest with me.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420400
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 39.15%	Starting monthly payment:	$45.24

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Dec-1997	Debt/Income ratio:	18%
Credit score:	660-680 (Jul-2009)	Current / open credit lines:	3 / 2	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	10	Length of status:	4y 5m
Amount delinquent:	$112	Revolving credit balance:	$0	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	4
Screen name:	ANGEL00	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	10 ( 100% )	660-680 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	640-660 (Aug-2008)
Principal balance:	$820.19	1+ mo. late:	0 ( 0% )
Total payments billed:	10
Description
PERFECT PAYMENT HISTORY WITH PROSPE
Purpose of loan:
This loan will be used to? Take a few courses at my local college and a down payment on my son's braces.

My financial situation:
I am a good candidate for this loan because.... I will pay back this loan early and the lenders on prosper can make a decent interest rate with no risk. The HR rating I have is very unfair because I pay my bills and I have very little debt. The 2 delinquent accts that prosper is showing are being resolved at this time. One is a doctors bill for 72.00 that the insurance co. should have paid...The other is a library acct for 40.00. I'm trying to get the library to remove this because I didn't have any overdue books.? The current prosper loan has been paid on time every month and this loan will be too....It will also be automatic debited from my checking acct. I have very litte debt at this time...Look at my debt to income ratio. There is absolutely no risk with this loan. I promise to pay this loan on time every month. Thank you for reading my loan request.

Monthly net income: $ 34944 yearly

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420408
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	23.73%	Starting borrower rate/APR:	24.73% / 27.03%	Starting monthly payment:	$198.09

Auction yield range:	8.23% - 23.73%	Estimated loss impact:	8.56%
Lender servicing fee:	1.00%	Estimated return:	15.17%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Sep-1984	Debt/Income ratio:	5%
Credit score:	700-720 (Aug-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	12	Length of status:	6y 6m
Amount delinquent:	$0	Revolving credit balance:	$4,394	Occupation:	Engineer - Mechanic...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	43%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	organized-durability	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Design to Sell!
Purpose of loan:
Kitchen and Bath remodel.??Our 21 year old home needs some more cosmetic upgrades to help facilitate a profitable sale.? We've already painted thoughout, installed some Laminate flooring and completely relandscaped the yard.? We need some additional fundng to complete the Kitchen and Bath upgrades.
My financial situation:
I am a good candidate for this loan because I take pride in my things.? My home is well taken care of but is starting to show it's age.? I have steady employment with a company I've been with over six years, holding several design and management positions.? In 2008 I actually relocated to South Florida with my company and now need to make the best sale possible on our home in Michigan.? I have no problem making monthy payments but need an infusion of cash to purchase materials.

Monthly net income: $ 2500.00

Monthly expenses: $
??Housing: $ 875.00
??Car expenses: $ 125.00
??Utilities: $?65.00
??Phone, cable, internet: $ 45.00
??Food, entertainment: $ 250.00
??Credit cards and other loans: $ 350.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420412
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$11,000.00	Prosper Rating:	AA
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	10.48%	Starting borrower rate/APR:	11.48% / 13.60%	Starting monthly payment:	$362.63

Auction yield range:	3.23% - 10.48%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	8.97%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jul-1973	Debt/Income ratio:	63%
Credit score:	800-820 (Aug-2009)	Current / open credit lines:	10 / 8	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	23	Length of status:	6y 2m
Amount delinquent:	$0	Revolving credit balance:	$10,567	Occupation:	Food Service Manage...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	22%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	bill-gravity1	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Renovating garage into apartment
Purpose of loan: Hi. I've gotten some great trusted advice to add value to my property. I'd like to renovate the back of the property to make it a rental income. It's a great location and I want to add value to the property while I can for my family someday to enjoy.
This loan will be used to pay a contractor to renovate the garage into an income property. All permits and a winning contractor has been selected with best reputation and value.

My financial situation: I own my home and have a steady retirement income. I work part time at a local grocer to keep up my physical activities and make some extra money. This addition will add value to my property, add income and will leave a great legacy for my family.
I am a good candidate for this loan because my credit is excellent, I ALWAYS pay my bills either ahead of time or on time and will most certainly pay this back as well. I have life insurance as well sufficient to pay any and all debts that may remain. Thank you for your consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420414
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,200.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	11.20%	Starting borrower rate/APR:	12.20% / 14.33%	Starting monthly payment:	$139.90

Auction yield range:	4.23% - 11.20%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	9.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Mar-1998	Debt/Income ratio:	20%
Credit score:	760-780 (Aug-2009)	Current / open credit lines:	12 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	38	Length of status:	11y 10m
Amount delinquent:	$0	Revolving credit balance:	$8,977	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	36%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	thebigone79	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	15 ( 100% )	760-780 (Latest)
Principal borrowed:	$7,000.00	< mo. late:	0 ( 0% )	760-780 (Jul-2009) 760-780 (Apr-2008)
Principal balance:	$4,298.29	1+ mo. late:	0 ( 0% )
Total payments billed:	15
Description
Paying off bills
Purpose of loan:
This loan will be used to? To pay off my other prosper loan and get a lower monthly payment

My financial situation:
I am a good candidate for this loan because? I always pay my bills on time and care about my credit highly
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420418
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,275.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.38%	Starting borrower rate/APR:	11.38% / 13.50%	Starting monthly payment:	$107.81

Auction yield range:	4.23% - 10.38%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	8.25%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jun-1995	Debt/Income ratio:	3%
Credit score:	740-760 (Aug-2009)	Current / open credit lines:	3 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	19	Length of status:	11y 4m
Amount delinquent:	$0	Revolving credit balance:	$2,072	Occupation:	Analyst
Public records last 12m / 10y:	0/ 2	Bankcard utilization:	21%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	23	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	best-value-sceptre	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Buying a Volvo for our family
Purpose of loan:
This loan will be used to assist with buying a Volvo for my family.? I have cash for the majority of the purchase price.? This car is from a friend and is well maintained.??Purchasing this car?will reduce my monthly auto expenses, personal property taxes and lower insurance costs.

My financial situation:
I am a good candidate for this loan because I have a stable income in an industry that is not currently experiencing layoffs.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420422
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,300.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$104.04

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	May-1998	Debt/Income ratio:	93%
Credit score:	600-620 (Jul-2009)	Current / open credit lines:	8 / 6	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	30	Length of status:	5y 3m
Amount delinquent:	$450	Revolving credit balance:	$1,506	Occupation:	Laborer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$1-$24,999
Delinquencies in last 7y:	3	Homeownership:	No
Inquiries last 6m:	0
Screen name:	orthotech1	Borrower's state:	Michigan	Borrower's group:	Family and Friends of the Military
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	31 ( 100% )	600-620 (Latest)
Principal borrowed:	$2,000.00	< mo. late:	0 ( 0% )	520-540 (Jan-2008) 600-620 (Nov-2007) 600-620 (Jan-2007)
Principal balance:	$345.55	1+ mo. late:	0 ( 0% )
Total payments billed:	31
Description
To buy lawn care equipment
Purpose of loan:
This loan will be used to purchase lawn care equipment, a zero turn mower I can get at a good price, plus extra items that will be needed when the climat changes.
My financial situation:
I am a good candidate for this loan because I have a steady income at the present, due to being a retired military person.

Monthly net income: $$2,800.00

Monthly expenses: $
??Housing: $ 260.00 lot rent
??Insurance: $ 141.00
??Car expenses: $?627.00??Utilities: $
??Phone, cable, internet: $?121.00??Food, entertainment: $ 200.00
??Clothing, household expenses $ 150.00
??Credit cards and other loans: $ 185.00
??Other expenses: $ 150.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420424
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$158.33

Auction yield range:	14.23% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Feb-1997	Debt/Income ratio:	34%
Credit score:	620-640 (Aug-2009)	Current / open credit lines:	10 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	23	Length of status:	2y 2m
Amount delinquent:	$0	Revolving credit balance:	$6,200	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	83%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	6	Homeownership:	No
Inquiries last 6m:	2
Screen name:	affluence-ace	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	9 ( 100% )	620-640 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	0 ( 0% )	640-660 (Sep-2008)
Principal balance:	$2,423.61	1+ mo. late:	0 ( 0% )
Total payments billed:	9
Description
Paying off debt
Purpose of loan:
This loan will be used to?? I am looking to pay off a couple higher interest loans that I have.? I want to pay these off with a prosper loan so I can pay more than the minimum and have it paid off quicker.?

My financial situation:
I am a good candidate for this loan because? I pay my bills on time and am dependable.? I have a good, steady income.? I work in the healthcare field so my job is very secure.? I also work another job 1-2 weekends?a?month for supplemental income to pay off my debt.? It is difficult for me to get?a traditional loan because of my high debt to income ratio since I have our mortgage in my name ony.? Leaving my husband off the loan allowed?us to qualify for a government program when we bought the house in 2007 with a lower down payment.

Monthly net income: $ $4200 job #1, $550-800 job #2, husbands income $1600/month

Monthly expenses: $
??Housing: $ 1527
??Insurance: $ 150
??Car expenses: $ 423
??Utilities: $ 180
??Phone, cable, internet: $ 200
??Food, entertainment: $ 300
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 500
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420428
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$185.82

Auction yield range:	17.23% - 19.00%	Estimated loss impact:	19.06%
Lender servicing fee:	1.00%	Estimated return:	-0.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Nov-2002	Debt/Income ratio:	58%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	7 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	28	Length of status:	5y 10m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Military Enlisted
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	jhumm	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	24 ( 100% )	640-660 (Latest)
Principal borrowed:	$9,920.00	< mo. late:	0 ( 0% )	620-640 (Sep-2008) 620-640 (Jun-2007)
Principal balance:	$4,328.53	1+ mo. late:	0 ( 0% )
Total payments billed:	24
Description
Paying Off Car and Family Debt
Purpose of loan:
This loan will be used to pay off my 1993 Ford Mustang GT and?two other family personal loans due to unexpected circumstances.

My financial situation:
I am a good candidate for this loan because I am active duty miltary and get a pay check no matter what every 1st and 15th. I recieved a promotion in rank (E-5)?in February of this year and added a $300 increase to my income, not to mention; tax time is just around the corner again. In return I can throw all of that money right back here. I'm never late on any of my payments and the only reason why I am a D credit rating is thanks to lendingtree.com My wife and I was looking to buy a house and lendingtree.com had over 20 inquiries pulled. That's garbage I know, but stuff happens. The reason why my credit rating is HR is because of length of time on my accounts and the number of inquiries due to lendingtree.com. I usually close my accounts after they have been paid in full.

Monthly net income: $ 2400.00

Monthly expenses: $
??Housing: $ 0 (live in military housing)
??Insurance: $?102 (includes $400,000 life insurance and full coverage vehicle insurance)
??Car expenses: $ 600?(this includes my wifes car payment)
??Utilities: $ 0 (live in military housing)
??Phone, cable, internet: $?150
??Food, entertainment: $ 200
??Clothing, household expenses $ 150
??Credit cards and other loans: $ 5120
??Other expenses: $ 60 monthly gas
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420430
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 28.90%	Starting monthly payment:	$39.76

Auction yield range:	8.23% - 24.00%	Estimated loss impact:	7.07%
Lender servicing fee:	1.00%	Estimated return:	16.93%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Sep-1989	Debt/Income ratio:	21%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	15 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	27	Length of status:	3y 5m
Amount delinquent:	$0	Revolving credit balance:	$21,133	Occupation:	Engineer - Mechanic...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	95%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	jkurn	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Materials for Siding
Purpose of loan:
I need this loan to purchase materials for house siding. The dwelling currently has asbestos siding that I would like removed and replaced with Vinyl. The dwelling is approximately 80-85 years old and is our first house. Some parts of the house have only tar paper where a repair/renovation has been made, as you can see from the picture.

My financial situation:
I am a good candidate for this loan because I work full time for a stable job and I put in some extra hours for overtime. My employer is a major engineering firm with 55,000 employees worldwide. The company is very stable, they've been around for 60+ years. I am responsible with payments and I haven't missed one. I currently own my home. The majority of my debt is from home repair/upgrades....trying to make it somewhat livable. Living in Jersey you need to buy the cheaper "handyman special" homes to afford anything. My fiance and I have been doing 99% of the work ourselves to try and save money.

Monthly net income: $4400

Monthly expenses: $ 3660
??Housing: $ 1275
? Car Insurance: $ 200
??Car expenses: $ 575
??Utilities: $100
??Phone, cable, internet: $ 150
??Food, entertainment: $ 200
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 800
? Cell Phone: $ 160

I have about $750 in expendable income per month.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420434
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$298.20

Auction yield range:	17.23% - 24.00%	Estimated loss impact:	19.38%
Lender servicing fee:	1.00%	Estimated return:	4.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Mar-1988	Debt/Income ratio:	42%
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	18 / 17	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	49	Length of status:	19y 8m
Amount delinquent:	$19,507	Revolving credit balance:	$113,907	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	91%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	8	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	Rozee	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	11 ( 100% )	660-680 (Latest)
Principal borrowed:	$20,000.00	< mo. late:	0 ( 0% )	700-720 (Jul-2008)
Principal balance:	$15,279.14	1+ mo. late:	0 ( 0% )
Total payments billed:	11
Description
Transmission is dying...Please Help
Purpose of loan:
This loan will be used to?purchase either a?new transmission for my 1998 Honda CRV?or a newer reliable Used?Car. I am a single mother?of 2 kids aged 17and?3.?My son is a High School Athlete who travels to far away cities to play football. He has been offered Scholarships to a couple of PAC 10 Schools for his abilities on the field as well as off the field. His sister and I are his biggest fans. It is now difficult to see him play because my car is unable to travel long distances. I am only driving it to work and back home at this point. I have had a few set backs financially, but I am still?meeting my financial obligations which includes?paying my first Prosper Loan on time.???
My financial situation:
I am a good candidate for this loan because I have been employed for a?Governmental Agency for close to twenty years. I am stable in my employment.??
Monthly net income: $ 6,756
Monthly expenses: $ 6,625.00
Housing: $?4,525.00
??Insurance: $ 150.00
??Car expenses: $ 100.00
??Utilities: $ 125
??Phone, cable, internet: $ 150
??Food, entertainment: $ 300
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 1,175.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420436
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.38%	Starting borrower rate/APR:	11.38% / 13.75%	Starting monthly payment:	$49.38

Auction yield range:	4.23% - 10.38%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	8.25%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Oct-2002	Debt/Income ratio:	13%
Credit score:	700-720 (Jul-2009)	Current / open credit lines:	10 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	10	Length of status:	1y 3m
Amount delinquent:	$0	Revolving credit balance:	$4,718	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	33%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	return-orbiter	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation
Purpose of loan:
This loan will be used to consolidate debt at a lower interest?rate than credit cards?can provide.?

My financial situation:
I am a good candidate for this loan because I have a stable job with good prospects of advancement and higher wages within the next year.

Monthly net income: $ 1710

Monthly expenses: $
??Housing: $?600
??Insurance: $?60
??Car expenses: $?200 (gas)
??Utilities: $ 0
??Phone, cable, internet: $ 0
??Food, entertainment: $ 200
??Clothing, household expenses $ 100
??Credit cards and other loans: $?300
??Other expenses: $ 100 (cell phone)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420440
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$678.54

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Sep-1999	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	680-700 (Aug-2009)	Current / open credit lines:	13 / 12	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	27	Length of status:	2y 8m
Amount delinquent:	$0	Revolving credit balance:	$17,847	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	66%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	giligo3	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	11 ( 100% )	680-700 (Latest)
Principal borrowed:	$10,000.00	< mo. late:	0 ( 0% )	680-700 (Aug-2008)
Principal balance:	$7,428.42	1+ mo. late:	0 ( 0% )
Total payments billed:	11
Description
Time to Get Out of Debt
Purpose of loan:
This loan will be used to pay off most of my credit cards.? I am also selling one of my cars and may need a little extra money if I can not sell it for what I owe own it.? If I do sell it I will save $332 per month and $1000 per year in insurance cost.

My financial situation:
I?took a chance 3 years ago and started?my own business.? I've been very fortunate and have gown from a net profit of $19,000 my first year to $49,000 my second year.? Last year I had a net profit of $96,000.? I'm on track to do even better this year despite the economy being down.? I also still work part-time as a medical technologist at a hospital so that I have health insurance and also a back up plan. The first 2 years of running my business I used credit cards to pay for start up cost and expenses.? I now use mostly cash/debit card to pay for expenses.? I had money saved up that I wanted to use to pay down my credit cards, but I decided to buy a house instead.? Most of the money I had saved was used for a down payment and closing cost.

Monthly net income: $ 6500

Monthly expenses: $ 4225
??Housing: $ 1350
??Insurance: $100
??Car expenses: $825?*see above?
??Utilities: $?150
??Phone, cable, internet: $ 100
??Food, entertainment: $ 300
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 1200 *includes other prosper loan
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420446
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.28%	Starting borrower rate/APR:	31.28% / 33.68%	Starting monthly payment:	$215.78

Auction yield range:	11.23% - 30.28%	Estimated loss impact:	10.76%
Lender servicing fee:	1.00%	Estimated return:	19.52%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jan-1997	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	740-760 (Aug-2009)	Current / open credit lines:	14 / 14	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	28	Length of status:	1y 7m
Amount delinquent:	$0	Revolving credit balance:	$3,950	Occupation:	Investor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	17%	Stated income:	$100,000+
Delinquencies in last 7y:	1	Homeownership:	No
Inquiries last 6m:	2
Screen name:	lendit2you	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
PURCHASE NEW RENTAL PROPERTY
Purpose of loan:
This loan will be used to purchase a rental property for $19,000.? Needs $3000 of work.? Once completed and rented this property will bring in $1800.00 month in rents.? After paying this loan and all expenses for the building there will be $700/month left over.?

My financial situation:
I am a good candidate for this loan because this is a very secure investment due to the fact that there will be $700 month left over after all the bills on the property are paid including this loan.? I have 7 years of experience in renting and purchasing property.? I have a portfolio of 11 properties.? All which cashflow every month.? I am a serious investor as this is my full time job.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420448
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	AA
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	5.50%	Starting borrower rate/APR:	6.50% / 8.56%	Starting monthly payment:	$766.23

Auction yield range:	3.23% - 5.50%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	4.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Oct-1990	Debt/Income ratio:	17%
Credit score:	820-840 (Aug-2009)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	32	Length of status:	15y 10m
Amount delinquent:	$0	Revolving credit balance:	$1,943	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	4%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	enriched-velocity	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
seed money for business opportunity
Purpose of loan:
This loan will be used to seed an investment opportunity.

My financial situation:
I am a good candidate for this loan because of excellent credit history.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420452
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,025.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.11%	Starting borrower rate/APR:	21.11% / 24.82%	Starting monthly payment:	$38.67

Auction yield range:	8.23% - 20.11%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.14%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Sep-1991	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	660-680 (Jul-2009)	Current / open credit lines:	20 / 19	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	45	Length of status:	7y 7m
Amount delinquent:	$0	Revolving credit balance:	$21,522	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	79%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	blue-reverent-funds	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Landscaping & House Paint
Purpose of loan:
This loan will be used to purchase river rock, bark mulch and an assortment of rock garden plants to finish a landscaping project which was started last year. In addition, trim paint for the house and tile for the porch will be purchased with any leftover funds.

My financial situation:
I am a good candidate for this loan because while I carry a high amount of debt, I never miss payments.

Monthly net income: $ 5600 (total household income)

Monthly expenses: $
??Housing: $ 1710
??Insurance: $ 345
??Car expenses: $ 530
??Utilities: $ 250
??Phone, cable, internet: $ 150
??Food, entertainment: $ 600
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 500
??Other expenses: $ 500
undefined
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420458
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	AA
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	7.50%	Starting borrower rate/APR:	8.50% / 12.03%	Starting monthly payment:	$31.57

Auction yield range:	3.23% - 7.50%	Estimated loss impact:	0.60%
Lender servicing fee:	1.00%	Estimated return:	6.90%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Nov-2001	Debt/Income ratio:	5%
Credit score:	740-760 (Aug-2009)	Current / open credit lines:	6 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	10	Length of status:	2y 1m
Amount delinquent:	$0	Revolving credit balance:	$122	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	1%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	1	Homeownership:	No
Inquiries last 6m:	0
Screen name:	organized-gain	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Buying a used truck
Purpose of loan:
This loan will be used to?

Purchase a used pickup truck for my personal use as a commuter/project truck.

My financial situation:
I am a good candidate for this loan because?

I have the means to payback the loan and I stand behind my financial history. I work full time in a steady position with good work history.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420466
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	17.23%	Starting borrower rate/APR:	18.23% / 20.44%	Starting monthly payment:	$544.02

Auction yield range:	17.23% - 17.23%	Estimated loss impact:	25.95%
Lender servicing fee:	1.00%	Estimated return:	-8.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Jan-1992	Debt/Income ratio:	13%
Credit score:	680-700 (Aug-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	3	Total credit lines:	20	Length of status:	2y 6m
Amount delinquent:	$471	Revolving credit balance:	$2,896	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	69%	Stated income:	$100,000+
Delinquencies in last 7y:	11	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	greenback-parsec	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Family to pay off property taxes
Purpose of loan:
This loan will be used to pay the property taxes on my home.?

My financial situation:
I am a good candidate for this loan because I am a steady, hard worker and a very ethical person.? I am a professional systems engineer and I make enough money to?make the payments.? I have had a few?blemishes on my credit,?but have worked hard to?pay everything off, even accounts that were not my own.?

Monthly net income: $ 6200.00

Monthly expenses: $
??Housing: $ 2158.00
??Insurance: $ 100.00
??Car expenses: $?100.00
??Utilities: $ 200.00
??Phone, cable, internet: $ 200.00
??Food, entertainment: $ 800.00
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $?600.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420470
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,700.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.11%	Starting borrower rate/APR:	21.11% / 23.36%	Starting monthly payment:	$139.61

Auction yield range:	8.23% - 20.11%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.14%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jun-2000	Debt/Income ratio:	30%
Credit score:	660-680 (Jul-2009)	Current / open credit lines:	12 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	21	Length of status:	1y 3m
Amount delinquent:	$0	Revolving credit balance:	$52,903	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	87%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	handy-silver	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Send my wife to the Oral Surgeon
Purpose of loan:
This loan will be used to pay for the oral surgeon to surgically remove teeth from my wifes mouth. She is in a lot of pain and needs to go as quickly as possible. The reason the bill is so high is because she has a main nerve that is to close the teeth and needs to be surgically removed and cannot be done by a normal dentist.

My financial situation: I have a steady job and have higher balances than avarage but have ALWAYS paid all of my bills.
I am a good candidate for this loan because: I am trading in my car this week to lower my monthly payment by $367 per month.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420472
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$158.33

Auction yield range:	14.23% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Oct-1997	Debt/Income ratio:	56%
Credit score:	680-700 (Aug-2009)	Current / open credit lines:	13 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	34	Length of status:	15y 5m
Amount delinquent:	$0	Revolving credit balance:	$2,264	Occupation:	Police Officer/Corr...
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$1-$24,999
Delinquencies in last 7y:	7	Homeownership:	No
Inquiries last 6m:	1
Screen name:	crywoo35	Borrower's state:	Arkansas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
pay off bills and credit cards
Purpose of loan:
This loan will be used to?1 car,?pay off taxes, dental and credit cards.

My financial situation:
I am a good candidate for this loan because?i have had to learn the hard way about debt and as i have gotton older i am more responscible and determind to get my credit and priortys straight... please help me prove i can do this... thank you?

Monthly net income: $ 5500.00

Monthly expenses: $
??Housing: $0
??Insurance: $ 323.00
??Car expenses: $ aprox 1200.00
??Utilities: $ 375.00
??Phone, cable, internet: $ 400.00
??Food, entertainment: $ 400.00
??Clothing, household expenses $ 200.00
??Credit cards and other loans: $ 600.00
??Other expenses: $ 800.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420494
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,500.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	13.00%	Starting borrower rate/APR:	14.00% / 16.16%	Starting monthly payment:	$529.75

Auction yield range:	11.23% - 13.00%	Estimated loss impact:	10.28%
Lender servicing fee:	1.00%	Estimated return:	2.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Apr-1999	Debt/Income ratio:	57%
Credit score:	740-760 (Aug-2009)	Current / open credit lines:	15 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	40	Length of status:	1y 2m
Amount delinquent:	$0	Revolving credit balance:	$90,586	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	81%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	enthusiastic-silver3	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off Credit Cards
Purpose of loan:
This loan will be used to pay off my credit cards.? Once these are paid off I can use the funds to invest in my children's future.

My financial situation:
I am a good candidate for this loan because I am an honest indiviual and I would rather for some one else to make money than the credit card companies I am dealing with.? I have never paid any creditors late and I have always paid more than the minimum.? I am hoping to have this loan paid off before the three years.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420500
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.23%	Starting borrower rate/APR:	18.23% / 20.44%	Starting monthly payment:	$145.07

Auction yield range:	17.23% - 17.23%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Oct-1993	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	4 / 3	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	27	Length of status:	11y 2m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	thoughtful-marketplace	Borrower's state:	Vermont	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Minivan to haul kids (second car)
Purpose of loan:
Buy 2004 Minivan. The cost of the Minivan with sales tax is $5300.

Income situation:
I graduated from a flagship state university in May 2007 with highest honors (summa cum laude, GPA 3.97), degrees in mathematics and computer science.
I rejoined a software development partnership after graduation. However, since business is closely tied to economic cycles, work decreased to trickle between December 2008 and June 2009. Therefore, in May, I took full-time employment (32 hours per week) as Principal Software Design Engineer at?company developing scientific instrustruments.?However, many?of our former consulting clients?now believe that the recession is over. Hence, consulting business has increased, and as of August 5, I am also working 30 hours per week?for our consulting partnership.

Cash flow situation:
From last December to May, when I was nearly unemployed, I borrowed to meet family expenses. I am now rapidly repaying that money?with income from my direct employment and expect to be clear by the end of the year. Regarding business income, there is about a two month delay between when we provide services and when we receive payment. Hence, I do expect to see this income until October.

However, we have an immediate need for a second vehicle, as school and othe activities will be starting in two weeks and my?spouse is without a vehicle. We do have a 1998 Minivan with 160,000 miles that is in need repair and off the road.?If we are unable to obtain a loan for a newer vehicle, we will repair this vehicle.

Monthly net income:
Current monthly income from direct employment as Principal Software Design Engineer: $6772.50
Current monthly income from self employment as Principal Consultant: approx. $8385.00 minus aproximately $700 per month business expenses

Monthly expenses:?
??Rent: $1150
??Insurance: $ 55
??Car expenses: $230?
??Heat & electric: $ 200
??Phone: $ 200
??Food: $ 700
??Clothing, household expenses $?300
??Credit card (closed, paying off at 6% interest): $?182
??Student loan: $ 216

After I wrote this description Prosper told me that I have an "HR" rating and that my lowest interst rate would be %18.23. However, I'm not interested in paying more than 12%.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420518
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$361.89

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jun-1984	Debt/Income ratio:	9%
Credit score:	680-700 (Aug-2009)	Current / open credit lines:	5 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	12	Length of status:	22y 3m
Amount delinquent:	$0	Revolving credit balance:	$4,661	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	52%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	benefit-doctor	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my medical bills
Purpose of loan:
This loan will be used to?
pay off my medical bills that were accu,alated when i had cancer and my insurance denied part of my claim for chemo.
My financial situation:
I am a good candidate for this loan because i have a steady job for the past 20 years and i bring home after taxes about 70000. i am fiscally responsibile and just need a little bridge loan as they call it. i will be able to pay this loan back within two years as my income tax refund for this year will be $7500 which i should be recieving in abt 60 days. i am fileing late due to the fact that i was sick. thank you for considering me for this loan.

Monthly net income: $ 8123.68

Monthly expenses: $
??Housing: $ 21.00 Really i just the mortgage to have the account stay open on my credit. my balance is $864.00
??Insurance: $ 325.00
??Car expenses: $ 699.25
??Utilities: $ 300
??Phone, cable, internet: $200
??Food, entertainment: $ 800
??Clothing, household expenses $1000
??Credit cards and other loans: $ 600
??Other expenses: $ 1500.00 to help my kids pay for their childs tuition, what are parents for.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420524
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.28%	Starting borrower rate/APR:	31.28% / 33.68%	Starting monthly payment:	$215.78

Auction yield range:	11.23% - 30.28%	Estimated loss impact:	10.76%
Lender servicing fee:	1.00%	Estimated return:	19.52%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Mar-2007	Debt/Income ratio:	Not calculated
Credit score:	700-720 (Aug-2009)	Current / open credit lines:	4 / 4	Employment status:	Not employed
Now delinquent:	0	Total credit lines:	5	Length of status:	0y 3m
Amount delinquent:	$0	Revolving credit balance:	$3,753	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	48%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	precious-peace	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pre-med student paying for college
Purpose of loan:
This loan will be used to pay my housing expenses as well as my books and supplies.

My financial situation:
I am a good candidate for this loan because I will be working part time during the school year so that I can pay off the loan.?I am a hardworking person?who?is responsible and reliable, and my main priority, besides my schoolwork, will be to earn enough money to make monthly payments on the loan.?In addition, my parents are willing to assist me in paying off the loan should I?need more help.

Monthly net income: $ 400

Monthly expenses: $
??Housing: $ 400
??Insurance: $ 0
??Car expenses: $ 0
??Utilities: $ 0
??Phone, cable, internet: $ 0
??Food, entertainment: $ 200
??Clothing, household expenses $?100
??Credit cards and other loans: $ 100
??Other expenses: $ 50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420548
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	16.78%	Starting borrower rate/APR:	17.78% / 19.99%	Starting monthly payment:	$252.29

Auction yield range:	11.23% - 16.78%	Estimated loss impact:	10.39%
Lender servicing fee:	1.00%	Estimated return:	6.39%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	May-1987	Debt/Income ratio:	42%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	15 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	28	Length of status:	6y 7m
Amount delinquent:	$0	Revolving credit balance:	$86,799	Occupation:	Clerical
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	93%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	sandmf	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	17 ( 100% )	640-660 (Latest)
Principal borrowed:	$7,000.00	< mo. late:	0 ( 0% )	660-680 (Feb-2008) 640-660 (Jan-2008)
Principal balance:	$4,150.08	1+ mo. late:	0 ( 0% )
Total payments billed:	17
Description
pay medical bills
Purpose of loan:
This loan will be used to? pay off medical bills and credit cards, and close all credit card accounts.

My financial situation:
I am a good candidate for this loan because? my husband and I both have long term, full time, well paying, reliable jobs. My husband is paying the bills that reflect zero in my monthly expenses.? My check helps pay the credit cards. We need to get the debt paid down so we can help our kids go to college in a few short years.? It seemed like putting medical bills onto credit cards was a good idea, but it hasn't worked out that way.

Monthly net income: $? 2400

Monthly expenses: $
??Housing: $ 0.00
??Insurance: $?0.00
??Car expenses: $ 0
??Utilities: $ 200
??Phone, cable, internet: $ 100
??Food, entertainment: $ 500
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 900
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420560
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	B
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	13.00%	Starting borrower rate/APR:	14.00% / 16.16%	Starting monthly payment:	$273.42

Auction yield range:	6.23% - 13.00%	Estimated loss impact:	5.22%
Lender servicing fee:	1.00%	Estimated return:	7.78%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jul-1999	Debt/Income ratio:	11%
Credit score:	740-760 (Aug-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	9	Length of status:	12y 7m
Amount delinquent:	$0	Revolving credit balance:	$6,313	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	28%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	geno0010	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	20 ( 100% )	740-760 (Latest)
Principal borrowed:	$6,000.00	< mo. late:	0 ( 0% )	660-680 (Nov-2007) 700-720 (Feb-2007)
Principal balance:	$2,871.31	1+ mo. late:	0 ( 0% )
Total payments billed:	20
Description
Refi and additional Funds
The purpose of this loan is to pay of my existing Prosper loan which currently has $2871 left on it. The orginal loan was for $6K and a rate of 13.50%. My credit since that first loan has improved tremendously, so I'm thinking I should be able to get a better rate this time around. I have never been late on a payment throughout this loan.? The leftover amount will be going into my investing account, which I'm sure I will earn a greater return than the rate at which I am borrowing. No specifics please.I am asking for a little more money than last time, but with a lower rate the payments shouldn't be too much higher.My financial situtation has changed a little bit since my last loan. I received a 10% pay cut this year. My own company has picked up which is earning more than the 10% decline in pay, so everything is still okay. Of course you'll have to take my word for that since it's unverifiable.Previous Listing: http://www.prosper.com/invest/listing.aspx?listingID=229171Thanks for looking!

It says not a homeowner but I do own my home. Bought on Contract for Deed from parents in March 07. Pay extra still per my previous listing.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 322945
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	12.38%	Starting borrower rate/APR:	13.38% / 14.09%	Starting monthly payment:	$508.16

Auction yield range:	4.23% - 12.38%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	10.24%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Apr-1997	Debt/Income ratio:	9%
Credit score:	780-800 (Jul-2009)	Current / open credit lines:	17 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	23	Length of status:	7y 7m
Amount delinquent:	$0	Revolving credit balance:	$3,877	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	4%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	rboston	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	15 ( 100% )	780-800 (Latest)
Principal borrowed:	$15,000.00	< mo. late:	0 ( 0% )	720-740 (Oct-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	15
Description
Engagement Ring Financing
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 348661
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$278.73

Auction yield range:	17.23% - 19.00%	Estimated loss impact:	26.06%
Lender servicing fee:	1.00%	Estimated return:	-7.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Jun-1997	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	12 / 7	Employment status:	Self-employed
Now delinquent:	2	Total credit lines:	46	Length of status:	6y 2m
Amount delinquent:	$856	Revolving credit balance:	$936	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$100,000+
Delinquencies in last 7y:	19	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	mikebaril	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Expanding Business
Purpose of loan:
This loan will be used to continue to expand my business.
I have added 3 employees in the last year, and NET 30 terms with clients provides occasional cash flow issues.
I am looking for a loan to weather the weeks where checks aren't as frequent as others.

My financial situation:
I am a good candidate for this loan because I have successfully ran and expanded my business over the last 6 years, and I have been presened with opportunities for continued growth.
I have worked hard over the last 12 months to refinance high interest debt and to put my company into a better position of strength.

Monthly Company Gross Income: $ 45,000

Monthly Company Expenses: $ 43,000
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 415433
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,100.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.11%	Starting borrower rate/APR:	21.11% / 23.36%	Starting monthly payment:	$116.97

Auction yield range:	8.23% - 20.11%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.14%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Aug-2007	Debt/Income ratio:	9%
Credit score:	680-700 (Aug-2009)	Current / open credit lines:	4 / 2	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	7	Length of status:	3y 2m
Amount delinquent:	$0	Revolving credit balance:	$1,004	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	14%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	porsche_89	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	3 ( 100% )	680-700 (Latest)
Principal borrowed:	$3,575.00	< mo. late:	0 ( 0% )	620-640 (Feb-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	3
Description
Finishing Private Pilot's License
Purpose of loan:
I plan on using this loan to supplement my flying time, and accelerate accomplishing my goal of earning my pilot's license. I have twenty hours under my belt as of now, and have recently gotten rid of my car payment, so I have decided to finish my license. I would like to finish my private license quickly, as I can retain more information flying regularly than I can flying whenever I get payed and have the extra cash.

My financial situation:
I am a good candidate for this loan because I have a steady job and I am responsible with my earnings. I work full time as a Lineman at the local airport, and go to college full time as well. I also?wish to build credit for future loans or?buying a house.

????????????????????????????????????? Thank you for taking the time?to consider being a contributing factor to?my loan.
?????????????????????????????????????????????????????? Please feel free to ask me any questions that you may have. I will answer them timely.
Monthly net income: $
$1,050
Monthly expenses: $
??Housing: $ 0
??Insurance: $ 85.54
??Car expenses: $ 50.00
??Utilities: $ 0
??Phone, cable, internet: $ 62.70
??Food, entertainment: $ 50.00
??Clothing, household expenses $ 20.00
??Credit cards and other loans: $ 150.00
??Other expenses: $ 75
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418063
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	22.00%	Starting borrower rate/APR:	23.00% / 25.28%	Starting monthly payment:	$77.42

Auction yield range:	11.23% - 22.00%	Estimated loss impact:	10.53%
Lender servicing fee:	1.00%	Estimated return:	11.47%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Oct-1995	Debt/Income ratio:	6%
Credit score:	660-680 (Jul-2009)	Current / open credit lines:	6 / 4	Employment status:	Full-time employee
Now delinquent:	7	Total credit lines:	34	Length of status:	1y 4m
Amount delinquent:	$0	Revolving credit balance:	$3,363	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	45%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	7	Homeownership:	No
Inquiries last 6m:	4
Screen name:	Iza13	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Attempt to rebuild credit
Purpose of loan:
This loan will be used to? rebiuld credit.? Since Prosper.com reports to Exerian and TransUnion credit agencies this loan would be a good way to bring back my good credit score. None of my accounts are now deliquent, I have two open lines of credit (credit cards) at a very decent interest rate 7.99% and 10.34% these are paid on time, and each payment is more than minimum required.

My financial situation:
I have two jobs a full time and a part time job. I have been at my current full time job for about a year and a half, and the part time job is my previous full time job, I have been with this company since July of 2000. Both positions are in the accounting field (bookkeeping). Both are stable and secure.

Monthly net income: $ 2925.00

Monthly expenses: $
??Housing: $ 477
??Insurance: $ 125
??Car expenses: $ 250
??Utilities: $ 50
??Phone, cable, internet: $ 150
??Food, entertainment: $?250
??Clothing, household expenses $ 100
??Credit cards and other loans: $?70 minimum, paying $300
??Other expenses: $ 30 pets
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419013
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$316.65

Auction yield range:	14.23% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Feb-1996	Debt/Income ratio:	33%
Credit score:	620-640 (Aug-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	22	Length of status:	22y 9m
Amount delinquent:	$0	Revolving credit balance:	$7,315	Occupation:	Truck Driver
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	87%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	1	Homeownership:	No
Inquiries last 6m:	0
Screen name:	DRP1942	Borrower's state:	California	Borrower's group:	Have Money - Will Bid
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	22 ( 100% )	620-640 (Latest)
Principal borrowed:	$5,500.00	< mo. late:	0 ( 0% )	620-640 (Aug-2007)
Principal balance:	$2,503.81	1+ mo. late:	0 ( 0% )
Total payments billed:	22
Description
Consolidation
Purpose of loan....Pay-off credit cards

My financial situation: I am semi retired but still working full time. I have been a truck driver for 26 years, reliable and trustworthy.

Monthly net income: $ my income varies from week to week? in my driving job, averaged out....2500...my ss payment is 1300=3800 total

Monthly expenses: $
??Housing: $ 625
??Insurance: $?48
??Car expenses: $?483
??Utilities: $ 40
??Phone, cable, internet: $ 161
??Food, entertainment: $ 200
??Clothing, household expenses $ 180
??Credit cards and other loans: $?450
??Other expenses: $ 106
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420249
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,350.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$151.54

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Oct-1989	Debt/Income ratio:	4%
Credit score:	600-620 (Aug-2009)	Current / open credit lines:	3 / 3	Employment status:	Full-time employee
Now delinquent:	6	Total credit lines:	13	Length of status:	2y 1m
Amount delinquent:	$777	Revolving credit balance:	$62	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 3	Bankcard utilization:	10%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	databaseguy	Borrower's state:	NewHampshire	Borrower's group:	BORROWERS - Free instant Listings - LARGEST GROUP
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	11 ( 85% )	600-620 (Latest)
Principal borrowed:	$2,950.00	< mo. late:	2 ( 15% )	520-540 (Jun-2008) 520-540 (Nov-2007) 520-540 (Aug-2007) 520-540 (Jul-2007)
Principal balance:	$2,211.79	1+ mo. late:	0 ( 0% )
Total payments billed:	13
Description
Low DTI - High ROI !!!

My financial situation:

Existing Prosper loan with reliable payment record.

Substantial disposable? income

Low DTI

Consistently improving credit

I have been employed continuously in my field for over twenty years.? In 2000 I had excellent credit, but in 2001, I became overextended due to debts resulting from my daughter's college expenses (she graduated in May 2000).? Then in 2002 and 2004 I had state and federal tax obligations resulting from fraud committed by my ex just before my divorce in 1998, resulting in public records.? The state taxes were settled a while ago, and the federal taxes are on a 3-year payment plan.? I'm not expecting any new life events anytime soon, so I believe my problems are behind me.? My credit score has been slowly recovering over the last few years, but I still have a ways to go.

I?ve completed four IT certifications in the last year, and I want to complete four more in the next six months. I want to keep improving my skills to keep my income up and my job secure, while working on repairing my past credit problems.

My income is more than adequate to cover this loan, and making the payment will be a top priority, since I haven't come this far to ruin my credit now!? I think this a great opportunity to fund a loan with less risk than is reflected by the category and rate!

Purpose of Loan:

??? Pay off?prior delinquencies?- $777
??? Career training - $2573

Monthly net income: $ 5030

Monthly expenses:
????Housing: $ 900
????Insurance: $ 260 (Health & Auto)
????Car expenses: $ 140 (car paid off, just gas&oil)
????Phone, cable, internet: $ 145
????Food, entertainment: $ 425
????Clothing, household expenses $ 125
????IRS payment plan? $300
??? Existing Prosper loan $134?

Total expenses: ??? $ 2429

Amount remaining monthly to pay new Prosper loan: $ 2601

Thank you very much for reviewing my loan request!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420303
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$1,130.90

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Feb-1998	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	2 / 2	Employment status:	Self-employed
Now delinquent:	1	Total credit lines:	4	Length of status:	3y 2m
Amount delinquent:	$168	Revolving credit balance:	$500	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	100%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	Businessman73	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Office Remolding
Purpose of loan:
This loan will be used to pay for the remolding of my office?

My financial situation:
I am a good candidate for this loan because?I'm a hardworking self reliant and self motivated individual who never accepts failure as an option. I never quit until my I achieve my goal.

Monthly net income: $12,823.25

Monthly expenses: $ 1,256.00
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420309
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	9.00%	Starting borrower rate/APR:	10.00% / 12.11%	Starting monthly payment:	$161.34

Auction yield range:	8.23% - 9.00%	Estimated loss impact:	8.18%
Lender servicing fee:	1.00%	Estimated return:	0.82%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jun-1986	Debt/Income ratio:	18%
Credit score:	700-720 (Aug-2009)	Current / open credit lines:	11 / 9	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	26	Length of status:	12y 0m
Amount delinquent:	$700	Revolving credit balance:	$9,951	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	26%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	triumphant-treasure	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off my credit cards
Purpose of loan:
This loan will be used to? pay off my credit card bills and help pay my dads hospital bills

My financial situation:
I am a good candidate for this loan because? i have a full time job for the last 12 years i own a home and i am reliable

Monthly net income: $ 2860.00

Monthly expenses: $
??Housing: $ 1840.00 ???? ???? ????
??Insurance: $ 200.00
??Car expenses: $ 430.00
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420315
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	21.75%	Starting borrower rate/APR:	22.75% / 25.02%	Starting monthly payment:	$77.16

Auction yield range:	8.23% - 21.75%	Estimated loss impact:	7.01%
Lender servicing fee:	1.00%	Estimated return:	14.74%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Apr-1999	Debt/Income ratio:	21%
Credit score:	680-700 (Aug-2009)	Current / open credit lines:	8 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	11	Length of status:	3y 10m
Amount delinquent:	$0	Revolving credit balance:	$4,014	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	45%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	1	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	thinker9	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Teacher Needs Mortgage $$$ for Aug.
Purpose of loan:
This loan will be used to cover my bills for the month of August only.?I?would use the money to pay my mortgage as well as a debt consolidation loan bill. I am a teacher and do not get paid?over the summer but will be able to pay the loan back by the end of this year.

My financial situation:
I am a good candidate for this loan because I am desperate to get out of debt and have taken steps to make it happen this year!
Monthly net income: $ 2,600

Monthly expenses: $
??Housing: $ 1100
??Insurance: $0
??Car expenses: $ 0
??Utilities: $ 100
??Phone, cable, internet: $ 100
??Food, entertainment: $ 100
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 500
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420327
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$24,000.00	Prosper Rating:	AA
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	11.48%	Starting borrower rate/APR:	12.48% / 14.62%	Starting monthly payment:	$802.66

Auction yield range:	3.23% - 11.48%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	9.97%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jun-1987	Debt/Income ratio:	14%
Credit score:	820-840 (Aug-2009)	Current / open credit lines:	9 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	24	Length of status:	12y 3m
Amount delinquent:	$0	Revolving credit balance:	$126,802	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	68%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	superchicken	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	2 ( 100% )	820-840 (Latest)
Principal borrowed:	$20,000.00	< mo. late:	0 ( 0% )	880-900 (Apr-2007) 860-880 (Feb-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	2
Description
Home Improvement
Purpose of loan:

Operating cash for my ATM business. ( part time)

Expanding my business.

My financial situation:
I take home about $4000 a month. I drive a company car. (full time job)

My monthly budget:
Mortgage/rent: $ 2200
Insurance: $ 200
Car expenses: $ 0
Utilities: $ 100
Phone, cable, internet: $100
Food, entertainment: $ 200
Clothing, household expenses $ 100
Credit cards and other loan payments: $ 0
Other expenses: $ 0
---------------------------------------
Total monthly expenses: $ 2900

My credit should say it all. Plan to pay it off in one or two years, but may go for the full three if something else comes up. I've had one loan before and paid it off early.

Thanks for checking my listing out.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420343
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,800.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$171.90

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jul-1994	Debt/Income ratio:	7%
Credit score:	680-700 (Aug-2009)	Current / open credit lines:	2 / 2	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	7	Length of status:	18y 2m
Amount delinquent:	$0	Revolving credit balance:	$738	Occupation:	Tradesman - Mechani...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	98%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	vigorous-credit	Borrower's state:	Arkansas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
New Roof - Credit Score is 722
Purpose of loan:
We would love to improve our home.? Our roof has a leak and we would like to replace our entire shingled roof with a new steel one.? Also, our decking has seen it's better days and needs some repair.

My financial situation:
Here's my story:? My wife and I are in a somewhat unique position.? My credit score is on the high end (722), but my income is lower than my wife's.? Her income is?more, but her credit score is on the low end (655).? Our local bank won't loan to us.? My wife's score is so low due to some trying about 6 years ago.? Her mother needed lots of care and prescriptions and was in the doughnut hole through Medicare, meaning that she had to pay 100%.? We couldn't let her go without the meds.? All of the wife's debt has since then been paid off, in 2005, and is still reflecting poorly on her credit score.? Our local bank won't loan on my income alone, because it isn't enough.? We will be diligent in paying this loan back.? We've have worked very hard to get where we are.??We?kindly?Thank You for considering us for the loan.? It WILL be paid back timely.? We currently only have the mortgage and 1 credit card payment.? We are also helping our oldest son through college.

Monthly net income: $ 5166 (my income of $2561 + wife's income of $2605)? Based on Net, not gross.? My wife's gross is a lot higher, but she carries the health insurance for our family which is payroll deducted.

Monthly expenses: $ 1892
??Housing: $ 904
??Insurance: $ 227
??Car expenses: $?0.00 (all of our?vehicles are paid in full and I do all of the maintenance, as I am a mechanic)
??Utilities: $ 220
??Phone, cable, internet: $?416
??Food, entertainment: $ varies (bills come first and then we decide)
??Credit cards and other loans: $ 25
? Son's student loan:? $100

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420363
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$371.64

Auction yield range:	17.23% - 19.00%	Estimated loss impact:	19.06%
Lender servicing fee:	1.00%	Estimated return:	-0.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Sep-1996	Debt/Income ratio:	37%
Credit score:	720-740 (Aug-2009)	Current / open credit lines:	13 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	17	Length of status:	0y 10m
Amount delinquent:	$0	Revolving credit balance:	$11,938	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	77%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	3	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	engaging-durability	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Tackling the Pile of CC Debt
Purpose of loan:
This loan will be used to? Tackle the pile of high interest credit card debt. A few credit cards have interest rate in the low to high twenties. I?ve tried to contact the companies but to no avail.So paying of the credit cards takes?priority. Our goal is to eliminate all credit card balances within 3 years and a Prosper loan will help us embark our journey to financial freedom and relief some stress.We?ve had a Rapid Debt Reduction Plan in place for about a year and we?ve maintained but with the incredibly high interest rates, the pile seems to be at an idle.

My financial situation:
I am a good candidate for this loan because? My wife and I share everything, and we do not separate our money, our annual income is $107,000 plus $1,500 a month in rental income. As such, we are two people working together toward the same goals.We monitor our finances regularly but we created high outstanding credit card balances in a short time due to renovating /updating our first home and investment, a two-family house.??As a?result,?our creditors lowered our available balances and closed accounts even though we pay our bills on time.So we sat down discussed our goals and created a plan.

Thank you for considering our loan.You will not regret your investment in us.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420367
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	33.00%	Starting borrower rate/APR:	34.00% / 36.44%	Starting monthly payment:	$134.02

Auction yield range:	4.23% - 33.00%	Estimated loss impact:	2.27%
Lender servicing fee:	1.00%	Estimated return:	30.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Sep-1997	Debt/Income ratio:	11%
Credit score:	760-780 (Jul-2009)	Current / open credit lines:	6 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	21	Length of status:	2y 2m
Amount delinquent:	$0	Revolving credit balance:	$2,554	Occupation:	Doctor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	6%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	meikaizen	Borrower's state:	Pennsylvania	Borrower's group:	LendersClub
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	12 ( 100% )	760-780 (Latest)
Principal borrowed:	$7,500.00	< mo. late:	0 ( 0% )	780-800 (Jul-2008) 800-820 (Mar-2008) 780-800 (Feb-2008)
Principal balance:	$5,196.19	1+ mo. late:	0 ( 0% )
Total payments billed:	12
Description
Doctor Lender Investing For Future
This loan will be used to?invest! I am currently a third year Internal Medicine resident physician at a large academic university hospital.? I will use this money to fund my 403b (401K equivalent) and/or my IRA account for tax advantaged investing. The purpose of this loan is simply to give me a little extra safety margin as I more aggressively ramp up my retirement savings while still working for a lesser resident salary. My financial situation: My current stipend is 49K with very modest expenses.? I spend most of my time working in the hospital and live a relatively simple lifestyle. All of my medical school loans are in deferment until I finish my training (I recently matched for a 3+ year Cardiology fellowship to start next year, further extending my loan deferments). I am a good candidate for this loan because?I am as responsible with my money as I am with other aspects of my life. My long credit history, credit grade, and low DTI ratio speak for itself. Perhaps the biggest assurance for you though is that I essentially have 100% job security with a guaranteed exponential salary curve. I can also moonlight at a MUCH higher hourly rate if need be so defaulting on this loan is virtually impossible. This will be my second loan with prosper. The first was taken in August 2008 and I have made EVERY payment on time! I am also a lender on Prosper with a fairly modest amount invested before my state was excluded from further lending. I want to mention that the LendersClub group I belong to is fantastic with a strong record and as importantly, led by an enthusiastic group leader JGuide. I think this is a strong and productive lending community and plan to re-invest more into Prosper when it is again available to me.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420369
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.2%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 17.17%	Starting monthly payment:	$519.98

Auction yield range:	8.23% - 14.00%	Estimated loss impact:	6.51%
Lender servicing fee:	1.00%	Estimated return:	7.49%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Aug-1996	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	800-820 (Aug-2009)	Current / open credit lines:	8 / 8	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	34	Length of status:	3y 0m
Amount delinquent:	$0	Revolving credit balance:	$1,840	Occupation:	Homemaker
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	20%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	a-contract-sunshine	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business Start Up For Limo Service
Purpose of loan:
This loan will be used to help with the start up costs?involved in establishing a limousine service.? Our extensive?market research reveals a unique opportunity to provide this service in our area.? Currently there are no limousine providers in our area.

My financial situation:
I am a good candidate for this loan because?I have?extensive experience in researching, planning and establishing?the start?up of a?successful business.? We are very excited about this opportunity to begin another successful venture and look forward to your involvement.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420373
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	27.00%	Starting borrower rate/APR:	28.00% / 30.35%	Starting monthly payment:	$413.64

Auction yield range:	17.23% - 27.00%	Estimated loss impact:	36.07%
Lender servicing fee:	1.00%	Estimated return:	-9.07%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Mar-2005	Debt/Income ratio:	Not calculated
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	8	Length of status:	0y 4m
Amount delinquent:	$0	Revolving credit balance:	$1,461	Occupation:	Investor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	66%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	6
Screen name:	spiritual-commerce	Borrower's state:	Louisiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
purchasing a self storage facility
Purpose of loan:
This loan will be used to?
This loan will be used for a downpayment on a self-storage facility that is poorly ran. I intend to purchase it under market value,and within 18 months I will refi and pay off the loan.
My financial situation:
I am a good candidate for this loan because? I'm a seasoned Real Estate Investor. I own 1 dbl that's rented out,with annual ?income of 26000. The appraiser said the building and land is worth 1.2 million once I get it up to 100% within 18 months. The ownner is in bad health and he wants out.

Monthly net income: $
$4500.00
Monthly expenses: $
??Housing: $ 1100.00
??Insurance: $40.00
??Car expenses: $100.00 gas?
??Utilities: $125.00
??Phone, cable, internet: $200.00
??Food, entertainment: $100.00
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420379
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	AA
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	8.13%	Starting borrower rate/APR:	9.13% / 11.23%	Starting monthly payment:	$95.58

Auction yield range:	3.23% - 8.13%	Estimated loss impact:	0.60%
Lender servicing fee:	1.00%	Estimated return:	7.53%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Oct-1994	Debt/Income ratio:	18%
Credit score:	720-740 (Aug-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	16	Length of status:	11y 0m
Amount delinquent:	$0	Revolving credit balance:	$51,747	Occupation:	Clerical
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	47%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	JustMee	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	20 ( 100% )	720-740 (Latest)
Principal borrowed:	$8,000.00	< mo. late:	0 ( 0% )	720-740 (Jul-2008) 800-820 (Aug-2007)
Principal balance:	$2,755.91	1+ mo. late:	0 ( 0% )
Total payments billed:	20
Description
3rd Loan
Purpose of loan:
I want to refinance my loan from Prosper.? I am hoping to lower the interest.? I will use it to pay the balance of my Prosper loan.

My financial situation:
This is a small payment.? It will not be a challenge at all to pay this from my Prosper funds (I am a lender that is already receiving $350-$600/month from Prosper.)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420381
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	31.38%	Starting borrower rate/APR:	32.38% / 34.79%	Starting monthly payment:	$525.19

Auction yield range:	11.23% - 31.38%	Estimated loss impact:	10.80%
Lender servicing fee:	1.00%	Estimated return:	20.58%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Feb-1983	Debt/Income ratio:	46%
Credit score:	740-760 (Aug-2009)	Current / open credit lines:	10 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	14	Length of status:	2y 8m
Amount delinquent:	$0	Revolving credit balance:	$13,175	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	29%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	logical-payout	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying it off
Purpose of loan: credit card debt
This loan will be used to?pay off credit card debt so i have one very affordable monthly payment and put my slipping credit rating back in good standing.?

My financial situation:
I am a good candidate for this loan because? i have a strong employment record, very secure job as a lab tech assistant/phlebotomist. i have been in this position since 12/06 after leaving previous job of 7 yrs to upgrade position. i thank you in advance for your consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420385
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Feb-1996	Debt/Income ratio:	12%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	3 / 2	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	15	Length of status:	15y 6m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Truck Driver
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	transparency-acrobat	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off medical bills
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420391
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.43%	Starting borrower rate/APR:	27.43% / 29.77%	Starting monthly payment:	$82.11

Auction yield range:	11.23% - 26.43%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.77%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Oct-1993	Debt/Income ratio:	17%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	3 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	35	Length of status:	3y 9m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	32	Homeownership:	No
Inquiries last 6m:	0
Screen name:	refined-compassion	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying for Esthetician Program
Purpose of loan:
This loan will be used to??
additional funds needed to?pay for tuition for myself at a local Esthetician/Massage school.??

My financial situation:

I am a good candidate for this loan because??
I have been employed by the same company for almost 4 years and will be attending school at night, so my income will remain the same.??I greatly appreciate the help so that I can complete this program.? Thank you in advance!!!

Monthly net income: $ 2750 approx

Monthly expenses: $
??Housing: $ 730
??Insurance: $ 50
??Car expenses: $ 538
??Utilities: $ 100
??Phone, cable, internet: $?100
??Food, entertainment: $ 200
??Clothing, household expenses $?50
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420399
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.2%

Starting lender yield:	21.58%	Starting borrower rate/APR:	22.58% / 24.85%	Starting monthly payment:	$577.37

Auction yield range:	8.23% - 21.58%	Estimated loss impact:	6.71%
Lender servicing fee:	1.00%	Estimated return:	14.87%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Nov-1998	Debt/Income ratio:	Not calculated
Credit score:	820-840 (Aug-2009)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	20	Length of status:	2y 4m
Amount delinquent:	$0	Revolving credit balance:	$2,691	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	16%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	bold-bazaar-refresher	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation/Wedding Loan
Purpose of loan:
This loan will be used to consolidate my existing debts, plus part of my upcoming wedding expenses.? Debts to be consolidated include my car loan, credit card debt, and?remaining costs for our wedding.? I'm consolidating in order to eliminate as much interest paid as possible, and to get out of debt more quickly.

My financial situation:
I am a good candidate for this loan because I will have at least $600 per month budgeted for repayment of this loan without having to worry about adjusting other monthly expenses.? My credit score is exemplary, and my other monthly expenses won't have to be cut, as I already pay approximately $700/month minimum on these existing debts.? I am also due for a promotion and salary increase starting in 2010 with my current company, where my job is more than secure.? I'm trying to eliminate this debt on my own budget, but my future wife's salary will also serve as a safety net to assist with these payments.? Her annual income is approximately 30% higher than my current salary.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420409
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	14.23% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Aug-2005	Debt/Income ratio:	41%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	11	Length of status:	2y 0m
Amount delinquent:	$0	Revolving credit balance:	$764	Occupation:	Police Officer/Corr...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	109%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	new-sorcerer	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
FIX A BAD ROOF
Purpose of loan:
We have a roof that severely needs repaired.

My financial situation:
I am a good candidate for this loan because?we have a?good history of paying?off?our debts, our credit is less than stellar because of?a high amount of credit card debt.?Our financial outlook is good, and we both work very stable jobs for the government. We have never defaulted on a debt and all of our accounts are in good standing. We plan to use this loan to repair our roof.

Monthly net income: $ 3000/month is my single income, 6000/month for us as a family. We are both employed for the state government, in the Department of Corrections.

Monthly expenses: $
??Housing: $ 1050
??Insurance: $ 175
??Car expenses: $ 510?
??Utilities: $?300
??Phone, cable, internet: $150
??Food, entertainment: $ 400
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 750
??Other expenses: $ 100-200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420421
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	33.50%	Starting borrower rate/APR:	34.50% / 36.95%	Starting monthly payment:	$89.91

Auction yield range:	11.23% - 33.50%	Estimated loss impact:	10.85%
Lender servicing fee:	1.00%	Estimated return:	22.65%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jan-1991	Debt/Income ratio:	15%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	4	Total credit lines:	13	Length of status:	0y 10m
Amount delinquent:	$1,271	Revolving credit balance:	$578	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	1%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	46	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	CragVest	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Real Estate Acquisition Funding
Purpose of loan:
This loan will be used to secure undervalued properties in stable markets throughout the United States.

My financial situation:
?I am a good candidate for this loan because I'm trust-worthy, hard-working, committed to excellence, and caring. I've been working in the federal government for most of my professional career and now I'm working towards building my business to support my wife, brother, and sister in-law. Being trusted and awarded?with top-secret clearance from the Department of Justice (DOJ) demonstrates how much I hold myself to a high standard and the federal government was willing to certify that granting me the privilege of top-secret clearance.

As for my financial situation, I demonstrate my ease to make monthly payments through my cash flow shown below. With the addition of my brother and his wife to my home, monthly expenses for me decrease dramatically so I am fully able to make monthly,?consecutive payments.

Monthly net income: $ 3,000

Monthly expenses: $?
????Housing: $ 0??
????Insurance: $ 0??
????Car expenses: $ 400.00???
????Utilities: $ 30.00??
????Phone, cable, internet: $ 0??
????Food, entertainment: $ 500.00??
????Clothing, household expenses $ 100.00??
????Credit cards and other loans: $ 0??
????Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420427
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Apr-1989	Debt/Income ratio:	52%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	3	Total credit lines:	33	Length of status:	3y 5m
Amount delinquent:	$1,019	Revolving credit balance:	$17,360	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	99%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	8	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	mugs101	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	12 ( 100% )	640-660 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	560-580 (Jul-2008) 560-580 (Jun-2008) 580-600 (Apr-2008)
Principal balance:	$765.41	1+ mo. late:	0 ( 0% )
Total payments billed:	12
Description
2 loan Credit up 60 emp. grad stud
Purpose of loan:
This loan will be used to pay for?college classes required to maintain my current teaching position and catch up on bills. ?

My financial situation:
I am a good candidate for this because?it will be my second Prosper loan and I have never missed a payment.? I have a contract teaching position at a solid school district.? However,I am teaching outside of my BA licensure and I need to finish graduate credits in my field to maintain my teaching position.? I needed to stop taking classes in 2007 due to severe health issues within my family.? I now am teaching with a variance that will expire the end of the 2009-2010 school year.? I have completed 15 credits with a 4.0 average and I have 15 more credits to complete by August 2010.? I love my career and have worked for the same district since 2005. I have been asked to mentor new hires in my field for the upcoming school year, which I hold as a high compliment and an opinion of my work.? Due to several family health?in 2006 and 2007?we obtained a high amount of debt that I know we can turn around.? Also, when I first went back to college for my BA we made a detrimental credit decision that has haunted us ever since.? I am looking for someone to help me achieve my goal.? I have been happily married for 19 years this September, have two wonderful daughters ages 9 and 12, and I would really appreciate your consideration.?I also work part-time at another job and my husband works full-time in the same district adding another $2500 to my net monthy income.? I would be happy to answer any questions.?

My credit score has raised more than 60 points since my last loan.

I am delinquent?now?on a couple of bills?because I had to pay for these college credits to keep my job.? I have no one besides my own family to use as a resource and we are really trying to correct our situation.? A portion of this money will catch up those bills.?? Please help us, me, get back on track so I can help others in the future!

Monthly net income: $ 2900

Monthly expenses: $
??Housing: $ 1000
??Insurance: $ 270
??Car expenses: $ 395
??Utilities: $ 100
??Phone, cable, internet: $ 70
??Food, entertainment: $ 320
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 500
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420439
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$271.42

Auction yield range:	14.23% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	May-1978	Debt/Income ratio:	127%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	5 / 4	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	9	Length of status:	1y 8m
Amount delinquent:	$0	Revolving credit balance:	$5,275	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	69%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	aggresive-market	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying Off My Credit Cards
Purpose of loan:
This loan will be used to? Pay off credit cards

My financial situation:
I am a good candidate for this loan because? I have never missed a payment, or sent in a partial payment ( I think last month I sent?1 payment in 1 day late).

Monthly net income: $ on an average around $800.00

Monthly expenses: $
??Housing: $ 340.00? ( I?paid cash tor my mobile home in 1999 )
??Insurance: $
??Car expenses: $
??Utilities: $ 100.00
??Phone, cable, internet: $ 35.00
??Food, entertainment: $ (food stamps)
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420445
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Apr-1997	Debt/Income ratio:	29%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	1 / 1	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	5	Length of status:	2y 8m
Amount delinquent:	$355	Revolving credit balance:	$0	Occupation:	Laborer
Public records last 12m / 10y:	1/ 1	Bankcard utilization:	0%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	vibrant-greenback	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off bills to get ahead
Purpose of loan:
This loan will be used to pay off old bills that I thought i had taken care of. I am tring to clean up past mistakes and need some help to try to get back on the right track.

My financial situation:
I am a good candidate for this loan because while my current credit standing is not very good Im trying to get it cleaned up. I work for a private company that is going strong and expanding. I am also a full time employee that has a guarenteed 40 hour work week every week.??I also have recently paid off a 5 year loan on my car.
Monthly net income: $

Monthly expenses: $
??Housing: $ 300.00
??Insurance: $ 100.00
??Car expenses: $ 0
??Utilities: $ 120.00
??Phone, cable, internet: $ 40.00
??Food, entertainment: $ 50.00
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 75.00
??Other expenses: $ 50.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420449
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	24.01%	Starting borrower rate/APR:	25.01% / 28.91%	Starting monthly payment:	$39.77

Auction yield range:	8.23% - 24.01%	Estimated loss impact:	7.07%
Lender servicing fee:	1.00%	Estimated return:	16.94%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Dec-1990	Debt/Income ratio:	7%
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	13 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	31	Length of status:	3y 7m
Amount delinquent:	$0	Revolving credit balance:	$7,439	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	49%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	encouraging-dough	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay down Credit Card, Build Rep
Hi,Look, my credit score doesn't represent who I am, but instead what I've done. Yes, I've had a bankruptcy (6 years ago) because an initial business failed and my credit has suffered over the years due to a high amount of high interest credit card debt (about $20k). I've grown up under the strict philosophy of paying your bills on time and despite having probably 15 credit cards I bet I haven't been more than a few days late more than a few times. I'm serious about paying on time and check my online balances every single day (often multiple times a day).Things are solid here. Heck, I have nearly $5,000 credit available at 25% interest rate if I wanted to use it, but I'm hoping that I can get a lower rate than that. Chase recently closed a couple of our accounts due to the economy and there was around $4,000 available credit prior to that (they just closed them a month or so ago). I'm NOT desperate but AM looking to build a history of solid payments with Prosper.I'm making $70k+ at work, have a Google Adwords business that isn't quite making the $700+ per month it was prior to the economy collapse but after dropping down to breaking even its back up to around $300+ extra monthly. My wife works part time at the church where our 2.5 year old goes there (we have one child) and pulls an extra $300 or so per month. Our expenses are very reasonable, most of it going to debt payments. We rent our house at just $875 from the owners of the house which are my parents so it works out great for us: no mortgage or taxes. We own both of our cars and drive reliable cars, a 2001 Infiniti I30 and my car a very reasonable 1993 Honda Del Sol (36+ MPG baby!). I'm looking to build a credit history with Prosper and pay down some debt. Period. I'm not desperate and not trying to scam you. I pay my bills on time EVERY TIME. Now, don't get me wrong. NOBODY can afford 30% interest rate. Not the middle class, not the upper class, not even Corporations or Governments can afford that rate. If that's the lowest rate that you'll lend to me then I'll pay it off as quickly as I can. I have credit available and will move money around to pay the highest rates that I'm carrying. I hope that I've explained who I am and although I'm sure every poor, desperate person says that they'll pay you back even when there's no chance they will, but I'm serious about my debt and obligations and you WILL get paid back.Thank you so much!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420451
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,700.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$574.50

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	May-1987	Debt/Income ratio:	40%
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	18	Length of status:	10y 9m
Amount delinquent:	$0	Revolving credit balance:	$14,924	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	98%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	camaraderi-igniter	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Miracle Wish for Debt Consolidation
Purpose of loan:
I am looking to?consolidate debt into one payment and pay off as quickly as possible.? This is my miracle wish.
I don't splurge, most has been?used for car repairs, vet bills, medical bills, unsecured loan for family emergency.
I have been at my previous employer for 11 years.? I am very dependable in paying my bills on time, no late payments, no bankruptcy.? I love horses and dogs and have one of each, and?am afraid of loosing them and everything I have due to this debt.
I have tried bank institutions for a loan with no luck, and this is my last hope.? I want to have? this debt paid off in 3 years or less.?
I can pay as much as 600.00 - 700.00 each month or more if needed.? I don't know why I am considered high risk on this listing as I pay everything on time, and I am very dependable.? I would like to pay off my unsecured?loan which is 7300.00?(on credit report it shows full amount with interest at around 11,800) and my high interest credit card of 5400.00.? ? My first miracle wish is that I am cancer free for 2 years now, and this is my other miracle wish.? I pray every day that my prayers and wishes are answered to have a consolidation debt to pay off in 3 years or less.? Thank you and God Bless.

My financial situation:
I am a good candidate for this loan because even though I have this debt, I pay on time, no late payments, I try to pay over if I can, have had no bankruptcy, and I have worked at my same employer for 11 years and am steady.? My credit score is 684.? Not the highest credit score, but good.

Monthly net income: $ 1848.00

Monthly expenses: $
??Housing: $ 600.00/month
??Insurance: $ 36.00/month
??Car expenses: $ 40.00/month gas
??Utilities:?Included in rent
??Phone, cable, internet: $ 80.00/month
??Food, entertainment: $ 100.00/month groceries
??Clothing, household expenses $
??Credit cards and other loans: $ 569.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420455
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	22.77%	Starting borrower rate/APR:	23.77% / 26.06%	Starting monthly payment:	$176.00

Auction yield range:	8.23% - 22.77%	Estimated loss impact:	8.54%
Lender servicing fee:	1.00%	Estimated return:	14.23%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Nov-1999	Debt/Income ratio:	20%
Credit score:	700-720 (Aug-2009)	Current / open credit lines:	10 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	19	Length of status:	6y 3m
Amount delinquent:	$0	Revolving credit balance:	$11,083	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	80%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	blue-ingenious-gain	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Reduce rate on my credit cards
Purpose of loan:
This loan will be used to?
pay off credit cards
My financial situation:
I am a good candidate for this loan because?
I make my payments on time each month and try to pay more than the minimum payment.
Monthly net income: $ 2500

Monthly expenses: $ 1410
??Housing: $ 480
??Insurance: $ 30
??Car expenses: $
??Utilities: $ 150
??Phone, cable, internet: $100
??Food, entertainment: $ 200
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 450
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420457
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	11.02%	Starting borrower rate/APR:	12.02% / 14.15%	Starting monthly payment:	$132.90

Auction yield range:	4.23% - 11.02%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	8.88%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Oct-2005	Debt/Income ratio:	26%
Credit score:	720-740 (Jul-2009)	Current / open credit lines:	10 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	15	Length of status:	6y 0m
Amount delinquent:	$0	Revolving credit balance:	$97	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	AnGeL_LoVeR	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	8 ( 100% )	720-740 (Latest)
Principal borrowed:	$6,000.00	< mo. late:	0 ( 0% )	720-740 (Jun-2008) 700-720 (Feb-2008) 700-720 (Nov-2007) 700-720 (Sep-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	8
Description
Need ONE monthly payment, 3rd Loan
About Me
Fist of all I would like to say that this would be my?third loan through prosper and I have paid?both?previous loans off early and completely, although, this loan may take a little more time to?pay off then my prior smaller loans.?

I am currently employed Full Time at a major Laboratory located in Spokane, WA. I have been employed?with this company for over 5 years.??I was out of work for 8 weeks due to breaking my right arm & hand. I was unable to perform my daily tasks due to the type of casting I was given. In the time I was out of work, I had to obtain a few personal / bank loans just to get by due to not having income for that period of time. My Health Insurance plan is a High Deductable ($1,400) through Premera, so with this injury I have ended up reaching my deductable and quite a lot of Medical bills (The Orthopedic Surgeon is NOT cheap).

I am an honest person and pay my bills on time monthly :)

I would really like the chance to pay off?the Doctors and?the personal loans I have?regrettably accumulated?and turn everything into one monthly affordable payment.

I would also like to mention that my 30th birthday is approaching VERY quickly (August 20th) and I would really like to have a little extra money to do something for myself on my big day :)

I do live with my fianc?, although, I am?only using my income stats.?

Monthly income:$2,100 (Using only my income)?
Housing: $ 693 (includes mortgage, tax?and home owners insurance)??
Insurance: $?60 (auto)??
Car expenses: $ 70 (gas and misc. /no car payment)??
Utilities: $?155 (comfort level billing)??
Phone, cable, internet: $?120?
Food, entertainment: $? 200??
Clothing, household expenses $ 150?
Credit / Personal Loans / Health: $?300?

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420463
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	29.18%	Starting borrower rate/APR:	30.18% / 34.21%	Starting monthly payment:	$42.55

Auction yield range:	11.23% - 29.18%	Estimated loss impact:	10.73%
Lender servicing fee:	1.00%	Estimated return:	18.45%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	May-1985	Debt/Income ratio:	66%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	24 / 20	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	80	Length of status:	4y 3m
Amount delinquent:	$0	Revolving credit balance:	$55,330	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	96%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	Smith247	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	13 ( 100% )	640-660 (Latest)
Principal borrowed:	$2,000.00	< mo. late:	0 ( 0% )	620-640 (Jun-2008)
Principal balance:	$1,379.72	1+ mo. late:	0 ( 0% )
Total payments billed:	13
Description
Purchase of a computer and software
Purpose of loan:
This loan will be used to purchase a new computer with software.

My financial situation:
I am a good candidate for this loan because I will pay this loan off on schedule.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420467
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	11.38%	Starting borrower rate/APR:	12.38% / 14.52%	Starting monthly payment:	$200.38

Auction yield range:	4.23% - 11.38%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	9.24%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jun-1999	Debt/Income ratio:	17%
Credit score:	740-760 (Aug-2009)	Current / open credit lines:	14 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	28	Length of status:	1y 5m
Amount delinquent:	$0	Revolving credit balance:	$7,989	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	37%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	Jpowers25	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	32 ( 97% )	740-760 (Latest)
Principal borrowed:	$14,500.00	< mo. late:	1 ( 3% )	620-640 (May-2008) 620-640 (Jan-2008) 620-640 (Oct-2007) 640-660 (Jun-2006)
Principal balance:	$3,082.87	1+ mo. late:	0 ( 0% )
Total payments billed:	33
Description
Decks are Expensive
Purpose of loan:
I'm looking to get a deck installed before the winter comes. I need about $6,000.? I have had 2 previous loans on Prosper.? One has been paid off and one is more than half paid off.

My financial situation:
I make good money, have a good DTI? - had credit problems about 5 years ago, but haven't been late since on anything.?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420473
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$109.97

Auction yield range:	17.23% - 18.00%	Estimated loss impact:	35.50%
Lender servicing fee:	1.00%	Estimated return:	-17.50%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Aug-1992	Debt/Income ratio:	13%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	3	Total credit lines:	23	Length of status:	0y 5m
Amount delinquent:	$29,651	Revolving credit balance:	$0	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	7	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	systematic-community	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
trip tp parents
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420475
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$904.72

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Jun-1993	Debt/Income ratio:	47%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	16 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	41	Length of status:	4y 2m
Amount delinquent:	$0	Revolving credit balance:	$7,634	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	45%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	8	Homeownership:	No
Inquiries last 6m:	2
Screen name:	commerce-shepherd	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off credit cards and loans
Purpose of loan:
This loan will be used to?
pay off some credit cards and smaller personal loans.
My financial situation:
I am a good candidate for this loan because? i am a responsible borrower. i always pay back my loans.

Monthly net income: $ 3760

Monthly expenses: $ 1400
??Housing: $ 350
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $ 200
??Clothing, household expenses $
??Credit cards and other loans: $ 650
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420479
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.28%	Starting borrower rate/APR:	31.28% / 33.68%	Starting monthly payment:	$323.67

Auction yield range:	11.23% - 30.28%	Estimated loss impact:	10.76%
Lender servicing fee:	1.00%	Estimated return:	19.52%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Sep-1997	Debt/Income ratio:	33%
Credit score:	660-680 (Jul-2009)	Current / open credit lines:	13 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	29	Length of status:	8y 3m
Amount delinquent:	$0	Revolving credit balance:	$81,686	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	98%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	stinger101	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	17 ( 100% )	660-680 (Latest)
Principal borrowed:	$1,500.00	< mo. late:	0 ( 0% )	660-680 (Jan-2008)
Principal balance:	$872.36	1+ mo. late:	0 ( 0% )
Total payments billed:	17
Description
No more Bank of America!
Purpose of loan:
This loan will be used to? consolidate a credit?card with a revolving balance with?the intent to payoff this loan in three years and to increase my credit score.

My financial situation:
I am a good candidate for this loan because? I always pay my bills on time. I have a previous Prosper loan and I have always paid on time. I have never been late once.?I have a wonderful and secure career as a registered nurse. Bank of America raised our interest rate to over 23%. We have never been late and always pay our bills on time. It's not that I can't afford the new payment, it's just that I do not want to give them anymore money than the taxpayers already have. This is how they repay their customers?

Monthly net income: $ 4200.00

Monthly expenses: $
??Housing: $ 1000
??Insurance: $ 117
??Car expenses: $ 500
??Utilities: $?110
??Phone, cable, internet: $ 197
??Food, entertainment: $ 400
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 400
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420481
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 17.17%	Starting monthly payment:	$519.98

Auction yield range:	11.23% - 14.00%	Estimated loss impact:	10.31%
Lender servicing fee:	1.00%	Estimated return:	3.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Mar-1994	Debt/Income ratio:	29%
Credit score:	700-720 (Aug-2009)	Current / open credit lines:	13 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	34	Length of status:	9y 11m
Amount delinquent:	$0	Revolving credit balance:	$40,026	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	53%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	sturdy-justice	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off debt
Purpose of loan:
Payoff Credit ?

My financial situation:
I have an extremely stable?income at an extremely stable company with?a very good credit history.?? I am getting ready to have a baby and I would like to consolidate my revolving credit into one loan.??? My debt was aquired taking care of a family member who was ill with some credit carried over with personal use.?? I don't intend to do anything but re-structure revolving credit originally used for caretaking of a family member.
Monthly net income: $ 90,000

Monthly expenses: $
??Housing: $ 1068.00
??Insurance: $ 300.00
??Car expenses: $ 0
??Utilities: $ 210.00
??Phone, cable, internet: $ 72
??The rest is income
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420497
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,300.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	15.50%	Starting borrower rate/APR:	16.50% / 18.69%	Starting monthly payment:	$187.64

Auction yield range:	11.23% - 15.50%	Estimated loss impact:	10.35%
Lender servicing fee:	1.00%	Estimated return:	5.15%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jun-1999	Debt/Income ratio:	23%
Credit score:	720-740 (Aug-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	3	Total credit lines:	22	Length of status:	7y 4m
Amount delinquent:	$2,180	Revolving credit balance:	$7,315	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	29%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	lanek99	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	30 ( 100% )	720-740 (Latest)
Principal borrowed:	$9,000.00	< mo. late:	0 ( 0% )	680-700 (Jan-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	30
Description
New House - Few things need fixing
Purpose of loan:
I just purchased a new house recently and there is a need to fix a?few?things around the house as well as a few upgrades.? The?deck out back is about 15 foot high, and the previous owners had the support posts?for the deck buried in the ground without any concrete supports.??Basically?three feet?of the post are covered in?dirt?and they have all rotted over the years, leaving the deck unstable.? In addition, sealant was never used on the deck.? It is in overall bad shape, and an wanting to have a new one built professionally.???

The next item to fix is the back yard.? There quite a few trees in the backyard giving grass a hard time to grow.? The house was built on an incline and due to the lack of grass erosion has been happening.? What I plan on doing is this fall, I would like have some of the backyard excavated, aerated, and new seed planted with the proper measure to prevent further erosion while the grass is growing.???

These are the to major things at this time that I would like to take care of.??

My financial situation:
I am a 29 year old?Business Control Analyst?for Citigroup and have been with the company for a little over seven years?now. ?I am also working as a full-time salaried employee with the company.? I am a good candidate for this type of loan as I have the money to back the loan at this time.? My reason for not using? that money is that its in savings and for emergency use.? ?I have had a Prosper loan in the past which was for $9000 and I never missed a payment, and paid off about six months early.? I also have qualified for the first-time homebuyer tax money the government is providing which I will receive when I file my taxes next year.? This will be a sum of $8000.? At that time there are a few other things I would like to do to the house, but at the same time I can make a substantial payment to this loan.?????

Thanks for looking, and let me know if you have any questions.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420503
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Nov-1996	Debt/Income ratio:	7%
Credit score:	680-700 (Aug-2009)	Current / open credit lines:	2 / 2	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	27	Length of status:	12y 6m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	26	Homeownership:	No
Inquiries last 6m:	0
Screen name:	transparency-structure	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
I would like to pay dentist bills
Purpose of loan:
This loan will be used to? pay my dental bills, also I have a disabled son who needs some new things for his wheelchair.

My financial situation:
I am a good candidate for this loan because?I?have kept the same job for 12 years, I always have 40 hrs so I'm very secure in work.?

Monthly net income: $ 1800

Monthly expenses: $
??Housing: $ 400.00
??Insurance: $ 0
??Car expenses: $ 50.00
??Utilities: $ 0
??Phone, cable, internet: $ 0
??Food, entertainment: $ 150.00
??Clothing, household expenses $ 40.00
??Credit cards and other loans: $ 0
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420509
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$16,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	22.95%	Starting borrower rate/APR:	23.95% / 26.24%	Starting monthly payment:	$627.31

Auction yield range:	17.23% - 22.95%	Estimated loss impact:	19.31%
Lender servicing fee:	1.00%	Estimated return:	3.64%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Oct-1989	Debt/Income ratio:	17%
Credit score:	720-740 (Aug-2009)	Current / open credit lines:	11 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	44	Length of status:	17y 7m
Amount delinquent:	$0	Revolving credit balance:	$87,335	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	85%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	mayawill	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	13 ( 87% )	720-740 (Latest)
Principal borrowed:	$11,650.00	< mo. late:	2 ( 13% )	700-720 (Feb-2008) 740-760 (Aug-2007) 660-680 (May-2007)
Principal balance:	$0.01	1+ mo. late:	0 ( 0% )
Total payments billed:	15
Description
Credit Card payoff
Purpose of loan:
I would like to use this loan to pay off high interest credit cards.? One is 22,5% and the other is 14.24% - 19.24%.? The interest is too much and is killing us!

My financial situation:
I own my home and have two rental properties.? I have good income (102K gross) and pay all bills on time.? My husband and I are working on getting out of debt and have a federal tax bill as well.? The goal is to work on the easiest and smallest, then work our way up.? We need to get fast success to keep morale high.

Also we expect to get at least a 3K refund and will apply all of that to our Prosper loan.? We have successfully paid off 2 other Prosper loans.? THANKS!

Net Spendable:? $7000?

Budget
Allowance - $300
Auto - $400
Debt - $450
Childcare - $875
Food - $200
Housing - $3,200
Rental - $1,145
Savings - $50
Utilities - $306
Wellness - $75
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420527
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	B
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	16.03%	Starting borrower rate/APR:	17.03% / 19.23%	Starting monthly payment:	$249.67

Auction yield range:	6.23% - 16.03%	Estimated loss impact:	5.28%
Lender servicing fee:	1.00%	Estimated return:	10.75%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Sep-1994	Debt/Income ratio:	19%
Credit score:	760-780 (Aug-2009)	Current / open credit lines:	7 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	36	Length of status:	1y 6m
Amount delinquent:	$0	Revolving credit balance:	$15,738	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	63%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	ljom	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	21 ( 88% )	760-780 (Latest)
Principal borrowed:	$13,000.00	< mo. late:	3 ( 13% )	780-800 (Oct-2008) 740-760 (Jan-2008) 720-740 (Nov-2007) 700-720 (Aug-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	24
Description
Refinancing personal loan
Purpose of loan:
This loan will be used to refinance a personal loan my wife and I took out to purchase the remaining interest in home jointly owned with my sister-in-law.? The loan would only be feasiable if it is lower than the current interest rate.

My financial situation:
I am a good candidate for this loan because I have a proven track record of promptly paying my loans.? Including income from my wife we earn over $160,000 a year or $12,000 a month.? Below summarizes our monthly income and expenses.

Monthly Cash Flow

Income
Net Paychecks -?$9,000
Rental - $1,495
Total Income - $10,496

Expenses:
Car Loans - $935
Student Loans - $200
Mortgage - $2,400
Personal Loan - $200
Living Expenses/Credit Cards?- $4,700*
Total Expenses - $8,435

Net/Savings - $2,060

*We pay-off our entire credit card balance when they are due.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420533
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	27.00%	Starting borrower rate/APR:	28.00% / 31.98%	Starting monthly payment:	$41.36

Auction yield range:	8.23% - 27.00%	Estimated loss impact:	8.65%
Lender servicing fee:	1.00%	Estimated return:	18.35%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	May-1986	Debt/Income ratio:	7%
Credit score:	700-720 (Aug-2009)	Current / open credit lines:	1 / 1	Employment status:	Full-time employee
Now delinquent:	7	Total credit lines:	38	Length of status:	9y 3m
Amount delinquent:	$39,473	Revolving credit balance:	$0	Occupation:	Engineer - Electric...
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	32	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	BeenJamin	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	0 ( 0% )	700-720 (Latest)
Principal borrowed:	$9,000.00	< mo. late:	0 ( 0% )	(Sep-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	0
Description
Automobile Upgrade
Purpose of loan:
This loan will be used to replace my automobile

My financial situation:
I am a good candidate for this loan because:
1) My strong credit profile
2) Excellent Employment history
3) Low debt to income
4) Good repayment history on all mortgage and consumer accounts
5) I own my automobile
6) I had a previous Prosper loan that I paid off early
7) I am a very responsible person

Monthly net income: $3000
Monthly expenses: $2000

I currently have no debt other then Chapter 13 Payments towards the debt that is listed as deliquent
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420545
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	17.00%	Starting borrower rate/APR:	18.00% / 20.21%	Starting monthly payment:	$162.69

Auction yield range:	11.23% - 17.00%	Estimated loss impact:	10.40%
Lender servicing fee:	1.00%	Estimated return:	6.60%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Oct-1974	Debt/Income ratio:	16%
Credit score:	700-720 (Jul-2009)	Current / open credit lines:	14 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	57	Length of status:	3y 9m
Amount delinquent:	$0	Revolving credit balance:	$104,631	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	98%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	lucrative-economy	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
credit card debt consolidation
Purpose of loan:
This loan will be used to regain my financial control and get out of credit card debt.?

My financial situation:
I am a good candidate for this loan because I have a long credit history since 1974 with never a serious problems (
foreclosure, default, etc.).??I own two homes and have amassed some debt because my wife lost her full time job and is now working part time.

Monthly net income: $ 6000

Monthly expenses: $
??Housing: $ 4000
??Insurance: $?150
??Car expenses: $500 (over in October)?
??Utilities: $ 100
??Phone, cable, internet: $ 200
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $ 600
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420551
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$271.42

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	21.01%
Lender servicing fee:	1.00%	Estimated return:	12.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Mar-1995	Debt/Income ratio:	40%
Credit score:	620-640 (Aug-2009)	Current / open credit lines:	11 / 11	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	32	Length of status:	10y 2m
Amount delinquent:	$873	Revolving credit balance:	$12,453	Occupation:	Civil Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	93%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	money-shepherd	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	10 ( 100% )	620-640 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	0 ( 0% )	660-680 (Sep-2008)
Principal balance:	$2,299.56	1+ mo. late:	0 ( 0% )
Total payments billed:	10
Description
Pay off credit cards
Purpose of loan:
This loan will be used to?
Pay off credit card?????????
My financial situation:
I am a good candidate for this loan because?
Estable job, good pay, never defaulted on a loan????????
Monthly net income: $ 3400????

Monthly expenses: $
??Housing: $ 400????????
??Insurance: $?50
??Car expenses: $?400
??Utilities: $ 50
??Phone, cable, internet: $ 50
??Food, entertainment: $ 300????
??Clothing, household expenses $ 300
??Credit cards and other loans: $ 500
??Other expenses: $ 75
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420557
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$474.98

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	21.01%
Lender servicing fee:	1.00%	Estimated return:	12.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Jul-1998	Debt/Income ratio:	31%
Credit score:	600-620 (Aug-2009)	Current / open credit lines:	16 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	24	Length of status:	15y 3m
Amount delinquent:	$0	Revolving credit balance:	$13,723	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	65%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	cfinna8	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	47 ( 100% )	600-620 (Latest)
Principal borrowed:	$12,401.00	< mo. late:	0 ( 0% )	600-620 (May-2008) 580-600 (Apr-2008) 580-600 (Mar-2008) 580-600 (Feb-2008)
Principal balance:	$4,319.51	1+ mo. late:	0 ( 0% )
Total payments billed:	47
Description
3rd Prosper Loan (NO LATE)
Purpose of loan:
This loan will be used to Pay Off my current Prosper loan and consolidate additional debt.

Monthly net income: $ 3920.00 (myself)-2600.00(spouse)-1320.00

??Housing: $ 800.00
??Insurance: $ 120.00
??Car expenses: $ 410.00
??Utilities: $ 280.00
??Phone, cable, internet: $ 220.00
??Food, entertainment: $ 600.00
??Clothing, household expenses $ 150.00
??Credit cards and other loans: $ 500.00
??Other expenses: $ 300.00
Information in the Description is not verified.